                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       Goldman Sachs Money Market Trust
                               4900 Sears Tower
                           Chicago, Illinois  60606
      ------------------------------------------------------------------
               (Name of Registrant as specified in its Charter)


      ------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (check the appropriate box):

   [x]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
        1)  Title of each class of securities to which transaction applies: N/A

        2)  Aggregate number of securities to which transaction applies: N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:* N/A

        4)  Proposed maximum aggregate value of transaction: N/A

        5)  Total fee paid: N/A

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)  Amount previously paid: N/A
        2)  Form, schedule or Registration statement No.: N/A
        3)  Filing Party: N/A
        4)  Date Filed: N/A

                       Goldman Sachs Money Market Trust

                    Institutional Liquid Assets Portfolios

                                                               February 13, 1997


Dear Unitholder:

        You are cordially invited to attend a Special Meeting of Unitholders of Goldman Sachs Money Market Trust, to be held on Monday, April 1, 1997 at 9:00 a.m., Chicago time, at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606.

        At this important meeting, you will be asked to consider and take action on the election of Trustees and the ratification of the selection of independent public accountants, Arthur Andersen LLP. In addition, you will be asked to approve changes to the investment restrictions and policies of the Portfolios and the organization of the Portfolios. We believe that the proposals are important and will allow us to improve the Portfolios' operations, simplify disclosure and, hopefully, attract more investment dollars. You should carefully read the Proxy Statement that discusses each proposal in detail. The formal Notice of Special Meeting of Unitholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a form of Proxy is enclosed for your use.

        First, the conversion of the Portfolios into series of a newly formed Delaware business trust will be proposed. As discussed in the accompanying Proxy Statement, such conversions will not result in any change to the assets, fees or policies of the Portfolios; however, the Trustees believe that organizing the Portfolios as series of a Delaware business trust offers certain advantages. These advantages include a clear limitation on unitholder liability, greater flexibility for the Trustees to take actions without the cost and delay of a unitholders meeting and the potential for cost savings.

        Second, you will be asked to authorize each Portfolio to invest substantially all of its assets in another open-end investment company with the same investment objectives and policies as the Portfolio. Again, the Trustees believe that the ability to adopt such a structure offers the potential for greater efficiencies and flexibility. While the Portfolios have no immediate plan to adopt such a structure, considering this proposal now will eliminate the need and expense of further shareholder action.

        Finally, the Trustees propose amending and restating the Portfolios' investment restrictions. Certain of the Portfolios' investment restrictions were required by state laws that no longer are applicable to the Portfolios or are more restrictive than required by federal law. The amended restrictions will expand the range of investment opportunities and techniques available to the Portfolios without changing the Portfolios' investment objectives or risk profile. Also, by adopting a uniform set of restrictions, compliance and disclosure relating to these restrictions can be simplified.

        THE TRUSTEES HAVE UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE EACH ITEM TO BE ACTED UPON AT THE MEETING.

        The continuing interest of the unitholders in the affairs of the Portfolios is gratefully acknowledged, and we hope that many of you will plan to attend the Special Meeting.

        Whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.

                                                         Sincerely,



                                                         Douglas C. Grip
                                                         President

                GOLDMAN SACHS MONEY MARKET TRUST (THE "TRUST")
            INSTITUTIONAL LIQUID ASSETS-PRIME OBLIGATIONS PORTFOLIO
               INSTITUTIONAL LIQUID ASSETS-GOVERNMENT PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TREASURY OBLIGATIONS PORTFOLIO
              INSTITUTIONAL LIQUID ASSETS-MONEY MARKET PORTFOLIO
                 INSTITUTIONAL LIQUID ASSETS-FEDERAL PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TREASURY INSTRUMENTS PORTFOLIO
         INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT DIVERSIFIED PORTFOLIO
           INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT NEW YORK PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT CALIFORNIA PORTFOLIO

                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                           TO BE HELD APRIL 1, 1997

        A Special Meeting of Unitholders of each Portfolio (the "Meeting") referred to above (the "Portfolios") will be held on April 1, 1997, at 9:00 a.m. (Chicago time) at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

    (1)  WITH RESPECT TO THE TRUST, to elect nine Trustees;

    (2) WITH RESPECT TO THE TRUST, to ratify or reject the selection of Arthur Andersen LLP as Independent Accountants of the Trust for the fiscal year ending December 31, 1997;

    (3) WITH RESPECT TO EACH PORTFOLIO, to approve an Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of the Goldman Sachs Trust, a Delaware business trust;

    (4) WITH RESPECT TO EACH PORTFOLIO, (a) to approve an amendment to each Portfolio's fundamental investment restrictions to permit each Portfolio to invest substantially all of its assets in another open-end investment company and (b) to amend the Trust's Declaration of Trust to permit such an investment without shareholder approval;

    (5) WITH RESPECT TO EACH PORTFOLIO, to amend certain of the Portfolios' investment restrictions;

    (6) WITH RESPECT TO THE TAX-EXEMPT DIVERSIFIED, TAX-EXEMPT NEW YORK AND TAX-EXEMPT CALIFORNIA PORTFOLIOS, to amend a fundamental policy; and

    (7) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR PORTFOLIO(S).

        Unitholders of record of each Portfolio at the close of business on January 31, 1997 will be entitled to vote at the Meeting or at any adjournment or adjournments thereof. The proxy statement and proxy card are being mailed to Unitholders on or about February 13, 1997.

        It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                        By Order of the Board of Trustees of
                                        Goldman Sachs Money Market Trust,


                                        Michael J. Richman, Secretary

February 13, 1997

        PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE UNITS HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR UNITS IN PERSON.

                       GOLDMAN SACHS MONEY MARKET TRUST

            INSTITUTIONAL LIQUID ASSETS-PRIME OBLIGATIONS PORTFOLIO
               INSTITUTIONAL LIQUID ASSETS-GOVERNMENT PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TREASURY OBLIGATIONS PORTFOLIO
              INSTITUTIONAL LIQUID ASSETS-MONEY MARKET PORTFOLIO
                 INSTITUTIONAL LIQUID ASSETS-FEDERAL PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TREASURY INSTRUMENTS PORTFOLIO
         INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT DIVERSIFIED PORTFOLIO
           INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT NEW YORK PORTFOLIO
          INSTITUTIONAL LIQUID ASSETS-TAX-EXEMPT CALIFORNIA PORTFOLIO

                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606


                                PROXY STATEMENT


                                    GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the "Trustees") of Goldman Sachs Money Market Trust (the "Trust") to be used at a Special Meeting of Unitholders of the series of the Trust listed above (the "Portfolios") to be held at the offices of Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606, on Monday, April 1, 1997, at 9:00 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof is referred to as the "Meeting."

        The Trustees have fixed the close of business on January 31, 1997 as the record date (the "Record Date") for determining the Unitholders of each Portfolio entitled to notice of and to vote at the Meeting. Unitholders of record of each Portfolio on the Record Date are entitled to one vote per unit at the Meeting or any adjournment of the Meeting relating to their Portfolio.

        Appendix A hereto sets forth the number of Units of beneficial interest of each class of each Portfolio outstanding as of January 31, 1997. Appendix B hereto sets forth the persons who owned beneficially or of record more than 5% of any class of Units of any Portfolio as of January 31, 1997.

        Proxies will be solicited by mail and may also be solicited in person or by telephone by officers of Goldman Sachs or Goldman Sachs Asset Management ("GSAM") and by the Trustees. In addition, the Trust's transfer agent, Goldman Sachs, will solicit proxies in person and/or by telephone at a cost to each Portfolio of between $____ and $____. The transfer agent may engage an independent proxy solicitation firm to assist it in soliciting proxies.

        The following table summarizes the proposals to be voted on at the Meeting and indicates those Unitholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, a Portfolio's classes of Units will vote together as a single class.

                        SUMMARY OF VOTING ON PROPOSALS

          Proposal                                 Unitholders Solicited
          --------                                 ---------------------

1. Election of nine Trustees.              The Trust with all of its series
                                           (including series of the Trust being
                                           solicited pursuant to a separate
                                           proxy statement) voting as a single
                                           class.

2. Ratification of the selection of Arthur The Trust with all of its series Andersen LLP as independent accountants (including series of the Trust being for the fiscal year ending December 31, solicited pursuant to a separate
   1997                                    proxy statement) voting as a single
                                           class.

3.  Approval of an Agreement and Plan      Each Portfolio voting separately.
    of Reorganization pursuant to which
    each Portfolio will be reorganized
    as a series of Goldman Sachs Trust,
    a Delaware business trust.

4.  (a) Approval of an amendment to each   (a) Each Portfolio voting separately
    Portfolio's investment restrictions    as to the investment restriction; and
    to permit the Portfolio to invest      (b) all of the series of the Trust
    substantially all of its assets in     (including series of the Trust being
    another open-end investment company;   solicited pursuant to a separate
    and (b) approval of a corresponding    proxy statement) voting as a single
    amendment to the Trust's Declaration   class, as to the amendment to the
    of Trust.                              Declaration of Trust.

5.(a)-(i) Approval of amended and          Each Portfolio voting separately.
    restated investment restrictions.

6.  Approval of amendment of a funda-      Tax-Exempt Diversified, Tax-Exempt
    mental policy.                         New York and Tax-Exempt California
                                           Portfolios only, each voting
                                           separately.

        THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF ANY PORTFOLIO'S DECEMBER 31, 1996 ANNUAL UNITHOLDERS REPORT AND COPIES OF THE JUNE 30, 1996 SEMI-ANNUAL UNITHOLDERS REPORT TO ANY UNITHOLDER UPON REQUEST ADDRESSED TO GOLDMAN, SACHS & CO., 4900 SEARS TOWER, CHICAGO, ILLINOIS 60606 OR BY TELEPHONE AT 800-621-2550.

        This Proxy Statement and the form of Proxy are being first mailed to Unitholders on or about February 13, 1997.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF TRUSTEES

        At a meeting on January 28, 1997, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolios (the "Independent Trustees"), voted to approve, and to recommend to the Unitholders that they approve, a proposal to elect nine (9) Trustees (the "Nominees") to the Board of Trustees of Goldman Sachs Money Market Trust. Information concerning the Nominees and other relevant factors is discussed below.

        Using the enclosed form of proxy, a Unitholder may authorize the proxies to vote his or her Units for the Nominees or may withhold from the proxies authority to vote his or her Units for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. None of the Portfolios has any reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

        The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years.

NAME, AGE AND POSITIONS  PRINCIPAL OCCUPATION OR EMPLOYMENT    FIRST BECAME
WITH TRUST               DURING LAST FIVE YEARS                TRUSTEE
--------------------------------------------------------------------------------
Ashok N. Bakhru (53)     Executive Vice President-Finance &    1991
Chairman and Trustee     Administration & Chief Financial
                         Officer, Coty, Inc. (since April
                         1996); President, ABN Associ-ates
                         (since June 1994); Senior Vice
                         President of Scott Paper Company
                         (until June 1994); Director of
                         Arkwright-Mutual Insurance Company;
                         Trustee of International House of
                         Philadelphia; Member of Cornell
                         University Council; and Trustee of
                         the Walnut Street Theater. Mr. Bakhru
                         has been a Director of Goldman Sachs
                         Equity Portfolios, Inc. since March
                         1990 and a Trustee of Goldman Sachs
                         Trust since November 1991.

David B. Ford (51)*      Managing Director, Goldman Sachs      1994
Trustee                  (since 1996); General Partner,
                         Goldman Sachs (1996-1986); Co-Head
                         of GSAM (since December 1994). Mr.
                         Ford has been a director of Goldman
                         Sachs Equity Portfolios, Inc. and a
                         Trustee of Goldman Sachs Trust since
                         1994.

NAME, AGE AND POSITIONS  PRINCIPAL OCCUPATION OR EMPLOYMENT    FIRST BECAME
WITH TRUST               DURING LAST FIVE YEARS                TRUSTEE
--------------------------------------------------------------------------------

Douglas Grip (35)*       Vice President, Goldman Sachs (since  To be elected
Trustee and President    May 1996); President, MFS Retirement  in 1997
                         Services Inc. of Massachusetts
                         Financial Services (prior thereto).
                         Mr. Grip has been a Director of
                         Goldman Sachs Equity Portfolios,
                         Inc. and a Trustee of Goldman Sachs
                         Trust since 1996.

John P. McNulty (44)*    Managing Director, Goldman Sachs      To be elected
Trustee                  (since 1996); General Partner of      in 1997
                         Goldman Sachs (1990 to 1994 and
                         1996-1995); Co-Head of GSAM
                         (since November 1995); Limited
                         Partner of Goldman Sachs (1994 to
                         November 1995).

Mary P. McPherson (60)   President of Bryn Mawr College        To be elected
Trustee                  (since 1978); Director of Josiah      in 1997
                         Macy, Jr, Foundation (since
                         1977); Director of the
                         Philadelphia Contributionship
                         (since 1985); Director of
                         Amherst College (since 1986);
                         Director of Dayton Hudson
                         Corporation (since 1988);
                         Director of the Spencer
                         Foundation (since 1993); and
                         member of PNC Advisory Board
                         (since 1993).

Alan A. Shuch (48)*      Managing Director, Goldman Sachs      1990
Trustee                  (since 1996); Limited Partner,
                         Goldman Sachs (1996-1994);
                         Director and Vice President of
                         Goldman Sachs Funds Management,
                         Inc. (April 1990 to November
                         1994); President and Chief
                         Operating Officer, GSAM
                         (September 1988 to November
                         1994). Mr. Shuch has been a
                         Director of Goldman Sachs Equity
                         Portfolios, Inc. since November
                         1991 and a Trustee of Goldman
                         Sachs Trust since November 1991.

Jackson W. Smart (66)    Chairman and Chief Executive          1984
Trustee                  Officer, MSP Communications,
                         Inc. (a company engaged in radio
                         broadcasting; since November
                         1988); Director, Federal Express
                         Corporation and North American
                         Private Equity Group (a venture
                         capital fund). Mr. Smart has
                         been a Director of Goldman Sachs
                         Equity Portfolios, Inc. since
                         November 1991 and a Trustee of
                         Goldman Sachs Trust since
                         December 1987.

NAME, AGE AND POSITIONS  PRINCIPAL OCCUPATION OR EMPLOYMENT    FIRST BECAME
WITH TRUST               DURING LAST FIVE YEARS                TRUSTEE
--------------------------------------------------------------------------------

William H. Springer (67) Vice Chairman of Ameritech (a         1989
Trustee                  telecommunications holding
                         company; February 1987 to
                         retirement in August 1992);
                         Director, American Information
                         Technologies Corporation;
                         Director, Walgreen Co. (a retail
                         drug store business); and Baker,
                         Fentress & Co. (a closed-end
                         management investment company;
                         since April 1992). Mr. Springer
                         has been a Director of Goldman
                         Sachs Equity Portfolios, Inc.
                         since November 1991 and a
                         Trustee of Goldman Sachs Trust
                         since November 1991.

Richard P. Strubel (57)  Managing Director, Tandem             1987
Trustee                  Partners, Inc. (since 1990);
                         President and Chief Executive
                         Officer, Microdot, Inc. (a
                         diversified manufac-turer of
                         fastening systems and
                         connectors; January 1984 to
                         October 1994). Mr. Strubel has
                         been a Director of Goldman Sachs
                         Equity Portfolios, Inc. since
                         November 1991 and a Trustee of
                         Goldman Sachs Trust since
                         December 1987.


*Messrs. Ford, McNulty, Shuch and Grip are deemed to be "interested persons" of the Trust for purposes of the 1940 Act because Messrs. Ford, McNulty and Shuch are Managing Directors of Goldman Sachs and Mr. Grip is a Vice President of Goldman Sachs.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

        The number of Units of beneficial interest of each Portfolio by class beneficially owned by each of the Nominees, directly or indirectly, as of January 31, 1997, is set forth in Appendix C hereto.

     Five meetings of the Trustees were held during the fiscal year ended December 31, 1996. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member held while he was a Trustee during such year.

     The Trust has an Audit Committee comprised of all the Independent Trustees. The Audit Committee of the Trust held two meetings during the fiscal year ended December 31, 1996. The functions performed by the Audit Committee are to recommend annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year; to monitor that firm's performance; and to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures.

        The Trust has a Nominating Committee comprised of all the Independent Trustees. The Nominating Committee met on January 28, 1997 and no held meetings during the fiscal year ended December 31, 1996. Included among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee also coordinates with Trustees who are interested persons in the selection and election of Trust officers. The Nominating Committee does not consider recommendations for Trustee from Unitholders.

REMUNERATION OF TRUSTEES

        Since April 24, 1996, each of the Independent Trustees has been compensated at the rate of $4,500 for each regular board meeting and $500 for each audit committee meeting, plus an annual fee of $46,500 ($69,750 for the Chairman) and reimbursement for each Trustee's out-of-pocket expenses. Because the Trustees also serve as trustees of other funds within the Goldman Sachs Group of Funds, the Trust bears only its pro rata share of the foregoing meeting fees and Trustee compensation.

        The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended December 31, 1996.

                                         Pension or
                                         Retirement     Aggregate
                                         Benefits       Compensation
                        Aggregate        Accrued as     From the
                        Compensation     Part of        Goldman
                        From the         Portfolio      Sachs Group
Name of Trustee         Portfolios       Expenses       of Funds
---------------         ------------     ----------     ------------
Paul Nagel*             $18,150          $0             $62,450
Ashok N. Bakhru         $22,729          $0             $69,299
Marcia Beck**           $0               $0             $0
David B. Ford           $0               $0             $0
Alan A. Shuch           $0               $0             $0
Jackson W. Smart        $18,893          $0             $58,954
William H. Springer     $18,893          $0             $58,954
Richard P. Strubel      $18,893          $0             $58,954

*  Mr. Nagel retired as Chairman and Trustee of the Trust on June 30, 1996.

** Ms. Beck resigned as President and Trustee of the Trust on May 1, 1996.

OFFICERS

        The following table sets forth information with respect to the executive officers of the Trust. Each officer is elected by the Trustees. Each of the President, Treasurer and Secretary serves until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

                             PRINCIPAL OCCUPATION(S) DURING
NAME, POSITION AND AGE       PAST FIVE YEARS
----------------------       -------------------------------

Douglas Grip (35)            Vice President, Goldman Sachs (since May 1996);
  President                  President, MFS Retirement Services Inc. of
                             Massachusetts Financial Services (prior thereto).

Nancy L. Mucker (47)         Vice President, Goldman Sachs (since April
  Vice President             1985); Manager, Shareholder Servicing of GSAM
                             (since November 1989).

John W. Mosior (58)          Vice President, Goldman Sachs; Manager,
  Vice President             Shareholder Servicing of GSAM (since
                             November 1989).

Pauline Taylor (50)          Vice President, Goldman Sachs; Director,
  Vice President             Shareholder Services of GSAM Funds Group,
                             (since June 1992).

Scott M. Gilman (37)         Director, Mutual Fund Administration of GSAM
  Treasurer                  (since April 1994); Assistant Treasurer of
                             Goldman Sachs Funds Management, Inc. (since
                             March 1993); Vice President, Goldman Sachs
                             (since March 1990).

John M. Perlowski (32)       Vice President, Goldman Sachs (since July
  Assistant Treasurer        1995); Director,  Investors Bank and Trust
                             Company (November 1993 to July 1995);  Audit
                             Manager of Arthur Andersen, LLP (prior thereto).

Michael J. Richman (36)      Associate General Counsel of GSAM (since February
  Secretary                  1994); Assistant General Counsel and Vice President
                             of Goldman Sachs; Counsel to the Funds Group of
                             GSAM (since June 1992); Partner of Hale and Dorr
                             (September 1991 to June 1992).

Howard B. Surloff (31)       Assistant General Counsel and Vice President of
  Assistant Secretary        Goldman Sachs (since November 1993 and May 1994,
                             respectively); Counsel to the Funds Group, GSAM
                             (since November 1993); Associate of Shereff,
                             Friedman, Hoffman & Goodman (prior thereto).

Kaysie Uniacke (35)          Vice President and Senior Portfolio Manager,
  Assistant Secretary        GSAM (since 1988).

Elizabeth Anderson (27)      Portfolio Manager, GSAM (since April 1996); Junior
  Assistant Secretary        Portfolio Manager, GSAM (1995-1996); Funds Trading
                             Assistant, GSAM (1993-1995); Compliance Analyst,
                             Prudential Insurance (1991-1993).

                             PRINCIPAL OCCUPATION(S) DURING
NAME, POSITION AND AGE       PAST FIVE YEARS
----------------------       -------------------------------

Steven Hartstein (33)        Legal Products Analyst, Goldman Sachs (since June
  Assistant Secretary        1993); Funds Compliance Officer, Citibank Global
                             Asset Management (August 1991 to June 1993).

Deborah Farrell (24)         Administrative Assistant, Goldman Sachs (since
  Assistant Secretary        January 1994). Formerly at Cleary, Gottlieb, Steen
                             and Hamilton.

        Each officer holds comparable positions with certain other investment companies for which Goldman Sachs or an affiliate acts as the investment adviser or distributor. As a result of the responsibilities assumed by Goldman Sachs and the Trust's administrator, custodian and distributor, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

          THE TRUSTEES RECOMMEND THAT THE UNITHOLDERS VOTE IN FAVOR
                         OF EACH NOMINEE LISTED ABOVE.

REQUIRED VOTE

        Because your Portfolio is a series of the Trust, your vote will be counted together with the votes of Unitholders of the other series of the Trust (including series not included in this Proxy Statement), voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of votes of the Unitholders of the entire Trust present at the Meeting.


                                  PROPOSAL 2
                                  ----------

                   RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

        As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent accountants for the Trust's fiscal year ending December 31, 1997 is to be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy will vote for Arthur Andersen LLP, unless contrary instructions are given. If the selection of the Trust's independent accountants is not ratified by the Unitholders at the Meeting, the Board will reconsider such selection.

        The Trust's financial statements for the fiscal year ended December 31, 1996 were audited by Arthur Andersen LLP. In connection with its audit, Arthur Andersen LLP reviews the Trust's annual reports to Unitholders and its filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

        At a meeting held on October 22, 1996, the Trustees unanimously selected Arthur Andersen LLP as the Trust's independent accountants for its fiscal year ending December 31, 1997. In addition, at meetings held on April 26, 1996 and October 22, 1996, the Audit Committee met with representatives of Arthur Andersen LLP to review the services of the independent accountants. The Audit Committee, in turn, reported on these matters at the meeting of the Trustees held the same day. A representative of Arthur

Andersen LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.


           THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS VOTE
             "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE
                       TRUST'S INDEPENDENT ACCOUNTANTS.


REQUIRED VOTE

        Because your Portfolio is a series of the Trust, your vote will be counted together with the votes of Unitholders of the other series of the Trust, voting as a single class on the ratification of independent accountants. Ratification of the independent accountants of the Trust requires the approval of a majority of the units of the Trust present at the Meeting.


                                  PROPOSAL 3
                                  ----------

                    APPROVAL OF ALL AGREEMENT AND PLAN OF
     REORGANIZATION PURSUANT TO WHICH EACH PORTFOLIO WILL BE REORGANIZED
                  INTO A SERIES OF A DELAWARE BUSINESS TRUST

GENERAL

   The Trustees have unanimously approved, subject to Unitholder approval, a proposal for the Trust (which is referred to in this Proposal 3 as the "Massachusetts Trust") on behalf of each Portfolio to enter into an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Reorganization") with a newly established Delaware business trust named Goldman Sachs Trust (the "Delaware Trust"). The Plan of Reorganization will be in the form attached to this Proxy Statement as Appendix D. The Plan of Reorganization provides for the conversion (the "Conversion") of each Portfolio from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust is referred to in this Proposal as a "current Portfolio." It is also contemplated that the series of Goldman Sachs Trust ("GST") and Goldman Sachs Equity Portfolios, Inc. ("GSEP"), open-end investment companies for which Goldman Sachs or one of its affiliates acts as investment adviser and distributor, will be reorganized into other separate series of the Delaware Trust. Consequently, if the Conversions are approved by shareholders of each of the Massachusetts Trust, GSEP and GST, all funds currently in the Goldman Sachs Group of Funds will be series of the Delaware Trust.

  The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include granting the Trustees greater power to take certain actions without Unitholder approval and greater flexibility in methods of voting and organization. A Delaware business trust also offers the advantages of a clearer limitation upon the liability of Unitholders and Trustees. The Trustees also believe that the proposed Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massachusetts Trust's organizational documents. While these same improvements could be achieved by amending the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust"), the Trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Massachusetts Declaration of Trust and the proposed Delaware Trust

Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below.

     The Conversions will entail organizing the Delaware Trust, which will initially have 34 series, including nine series corresponding to the current Portfolios. Each series of the Delaware Trust that corresponds to a current Portfolio is referred to in this Proposal as a "successor Portfolio." To effect the Conversion, each current Portfolio will transfer all of its assets and liabilities to the corresponding successor Portfolio. As consideration for the transfer of such assets and liabilities (together, "net assets"), each successor Portfolio will issue shares of beneficial interest ("successor Portfolio shares") to the current Portfolio whose net assets it has acquired and such current Portfolio will distribute such successor Portfolio shares pro rata to the current Portfolio shareholders in exchange for their shares. Upon completion of the Conversion, each shareholder will be the owner of full and fractional successor Portfolio shares equal in number and aggregate net asset value and of the same class as his or her shares of the corresponding current Portfolio as of the date of the Conversion. Following the Conversion, each successor Portfolio will carry on the business of the corresponding current Portfolio. The successor Portfolio will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding current Portfolio. Any change in the composition of the Board of Trustees, investment restrictions and investment advisory contracts approved at the Meeting with respect to a current Portfolio will also apply to the corresponding successor Portfolio. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Portfolio (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plans of Reorganization will also constitute approval to terminate the current Portfolios and the Massachusetts Trust.

REASONS FOR THE PROPOSED CONVERSION

        The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of each Portfolio into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Portfolios as series of the Delaware Trust offers certain advantages over maintaining them as series of the Massachusetts Trust.

     The principal advantage of a Delaware business trust is a clearer limitation of liability of shareholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust shareholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater protection against shareholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust shareholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Portfolio attract and retain qualified Trustees in the future.

        Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Portfolios to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The Trustees hope to take advantage of this provision in the future to improve unitholder voting procedures and reduce associated costs.

        Third, the Conversions offer the potential for future cost savings, although no immediate cost savings are expected to result from the Conversions. These cost savings may result from either the differences between the Massachusetts Trust and the Delaware Trust or from the combination of all of the funds in the Goldman Sachs Group of Funds into a single legal entity. For example, since the Trustees of a Delaware business trust can take more actions without shareholder approval than is currently permitted under the Massachusetts Declaration of Trust, the Delaware Trust may be required to hold fewer shareholder meetings, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual stockholder meetings, Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special stockholder meeting. Under the Delaware Trust Instrument, the Trustees have the power to amend the Delaware Trust Instrument; to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to become a separate trust; and to change the Delaware Trust's domicile -- all without shareholder vote.

        Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of organization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future shareholder meetings.

        Finally, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION

     At a meeting held on January 28, 1997, after considering the matters discussed above, the Trustees, including the Independent Trustees, unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions (i) are in the best interest of the Portfolios and (ii) will not result in dilution of the interests of the Unitholders of any Portfolio. In addition, the Trustees unanimously voted to recommend to the Unitholders of each Portfolio that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking such action and making such recommendation, the Trustees took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the Trustees. The Trustees believe that the Conversions will be beneficial to present unitholders of the Portfolios as well as to potential investors.

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS
         OF EACH PORTFOLIO APPROVE A PLAN OF REORGANIZATION PROVIDING
   FOR THE CONVERSION OF EACH PORTFOLIO FROM A SERIES OF THE MASSACHUSETTS
           BUSINESS TRUST TO A SERIES OF A DELAWARE BUSINESS TRUST.


VOTE REQUIRED TO APPROVE PLAN OF REORGANIZATION

        Approval of the Plan of Reorganization as to each Portfolio requires the affirmative vote of a majority of the Units of that Portfolio outstanding and entitled to vote. For this purposes, a majority of the outstanding Units of the Massachusetts Trust or a Portfolio, as the case may be, means the vote of the lesser of (a) 67% or more of the Units of the Massachusetts Trust or the Portfolio present at the Meeting, if the holders of more than 50% of the Units of the Massachusetts Trust or the Portfolio, as the case may be, are present or represented by proxy, or (b) more than 50% of the outstanding Units of the Massachusetts Trust or the Portfolio, as the case may be (a "1940 Act Majority"). Units of all classes of a Portfolio will be voted together as one class. The Trustees have determined that the Conversion will not proceed as described above with respect to the Massachusetts Trust, unless approved by all of the Portfolios included in the Massachusetts Trust. In the event that Unitholders of one or more of the Portfolios do not vote in favor of the Conversions, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time to the Unitholders of the one or more of the Portfolios which have not voted in favor of the Conversion.

        A vote FOR the Conversion will authorize each current Portfolio, as the sole shareholder of its corresponding successor Portfolio (i) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved), Messrs. Bakhru, Ford, Grip, McNulty, Shuch, Smart, Springer and Strubel and Ms. McPherson (see Proposal 1); (ii) to ratify the selection of Arthur Andersen LLP as the Delaware Trust's independent accountants (see Proposal 2); (iii) to approve an investment advisory agreement for each successor Portfolio; (iv) to approve fundamental investment restrictions for the successor Portfolios, which if Proposal 4 and/or 5 are approved, would be the same as those contained in such proposals and (v) to approve distribution, authorized dealer, administration and service plans, as applicable, for each of the Portfolios. If the Conversions are approved but any of the other proposals is not approved by a Portfolio's Unitholders, the Portfolio as sole Unitholder of the successor Portfolio, will vote to approve the existing form of advisory contracts or fundamental restrictions, as the case may be.

SUMMARY OF THE PLAN OF REORGANIZATION

     The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Appendix D.

        In order to accomplish the Conversions, a Delaware business trust will be formed. On the closing date of the Conversion (the "Closing Date"), each current Portfolio will transfer all of its assets to its corresponding successor Portfolio in exchange for the assumption by the successor Portfolio of all the liabilities of that current Portfolio and the issuance to that current Portfolio of units of beneficial interest of that successor Portfolio ("successor Portfolio units") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of that current Portfolio's net assets. Immediately thereafter, each current Portfolio will liquidate and distribute successor Portfolio units to each current Portfolio unitholder's account pro rata in proportion to such current Portfolio unitholder's beneficial interest in his or her current Portfolio ("current Portfolio units") in exchange for his or her current Portfolio units. In these exchanges, a successor Portfolio will issue the appropriate number of successor Portfolio units of each class of units that currently is outstanding, so that the current Portfolio will distribute, and holders of a particular class of current Portfolio Units will receive, successor Portfolio shares of the same class. As soon as practicable after this distribution of successor Portfolio units, each current Portfolio will be wound up and terminated. A confirmation will be mailed to each current Portfolio unitholder of the number of successor Portfolio units registered to the unitholder's account. Certificates evidencing full or fractional successor Portfolio units will not be mailed to unitholders. UPON COMPLETION OF THE CONVERSION, EACH CURRENT PORTFOLIO UNITHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR PORTFOLIO UNITS EQUIVALENT IN NUMBER, CLASS AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT PORTFOLIO UNITS IMMEDIATELY BEFORE THE CONVERSION.

        The Trustees of the Delaware Trust will hold office indefinitely except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by a majority of the other Trustees; (iii) any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (iv) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding units of the Delaware Trust. If a vacancy occurs for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there normally will be no meeting of shareholders for the purpose of electing Trustees.

        Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective at the close of business on April 30, 1997 or as soon thereafter as possible.

        If, at any time before the Closing Date of the Conversions, the Trustees determine that it would not be in the best interest of the Massachusetts Trust or the Unitholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the Unitholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Portfolio Unitholders.

EXPENSES OF THE CONVERSIONS

        Each Portfolio will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with solicitation of proxies. In the event that the Conversions are completed, such expenses will be assumed by each successor Portfolio. It is currently estimated that the aggregate expenses of the Conversions will be approximately _____________, which will be allocated among the Portfolios, the other series of the Massachusetts Trust and the series of GST and GSEP.

TAX CONSEQUENCES OF THE CONVERSIONS

     It is a condition to the consummation of the Conversions that the Massachusetts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Hale and Dorr LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to effect that, among other things, for federal income tax purposes, each conversion will constitute a reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Portfolio, each successor Portfolio, and the Unitholders of each current Portfolio upon (1) the transfer of a current Portfolio's assets to the corresponding successor Portfolio in exchange solely for such successor Portfolio's shares and the assumption by such successor Portfolio of that current Portfolio's liabilities or (2) the distribution in liquidation by the current Portfolio of such successor

Portfolio shares to the current Portfolio Unitholders in exchange for their current Portfolio units. The opinion will further provide, among other things, that (i) the tax basis of the successor Portfolio units to be received by each current Portfolio unitholder will be the same as that of his or her current Portfolio shares surrendered in exchange therefor and (ii) each current Portfolio unitholder's tax holding period for his or her successor Portfolio shares will include such shareholder's tax holding period for the current Portfolio units surrendered in exchange therefor, provided that such current Portfolio units were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

        The Delaware Trust's transfer agent will establish accounts for all current Portfolio Unitholders containing the appropriate number and class of successor Portfolio shares to be received by that Unitholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Portfolios for each Unitholder. No action by a Unitholder will be necessary in order to continue any automatic exchange plans, rights of accumulation, letters of intent, automatic investment plans or retirement plans currently maintained by a current Portfolio Unitholder.

TRANSFER AGENT AND CUSTODIAN

        Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, currently serves as transfer agent for the Massachusetts Trust and will serve in the same capacity for the Delaware Trust.

        State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, currently acts as custodian for the Massachusetts Trust and will serve in the same capacity for the Delaware Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are presently the independent public accountants for the Massachusetts Trust, and will continue to be the independent public accountants for the Portfolios, subject to required approvals (see also Proposal 2).

DISTRIBUTION, SERVICE AND ADMINISTRATION PLANS

        The Delaware Trust will adopt service plans with respect to the service Units, administration plans with respect to the administration Units and distribution and authorized dealer service plans with respect to Class B Units, if any, of each successor Portfolio. The content of each plan will be identical, in all material respects, including fees, to the Portfolios' existing plans. Pursuant to the new plans, the Delaware Trust on behalf of each successor Portfolio will assume the corresponding current Portfolio's obligations under agreements with Service Organizations and authorized dealers.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

        The following is a summary of certain provisions of the Delaware Trust Instrument.

        Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares which represent interests in separate portfolios of investments, including the successor Portfolios. The Delaware Trust is also authorized to issue multiple classes of such series. The Massachusetts Declaration of Trust permits the issuance of separate series and classes of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees are authorized to divide each series of shares into separate classes, which represent a pro rata interest in the same series and are entitled to the same rights, except as provided by the Trustees. The successor Portfolios would initially have the same classes of shares, which would be entitled to the same rights, as the classes of the current Portfolios. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior shareholder approval.

        Limitations on Derivative Actions. In addition to the provisions of Delaware law, the Delaware Trust Instrument provides that a shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Delaware Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. No similar provisions are applicable to the Massachusetts Trust.

        Shareholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Delaware Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.

        The voting provisions of the Delaware Trust Instrument differ from those of the Massachusetts Declaration of Trust in several important respects. The Massachusetts Trust is not authorized to use dollar based voting. Instead, each Unitholder has one vote for each share held, regardless of its net asset value per share. This can have the effect of providing series with a lower net asset value per Unit, such as money market funds, with a voting interest that is disproportionate to their economic interest. Also, a greater number of matters require approval by Unitholders of the Trust. The Massachusetts Declaration of Trust, in addition to the matters requiring shareholder approval of shareholders of the Delaware Trust, requires approval of the reorganization or termination of the Massachusetts Trust or any of its series, with respect to certain legal proceedings and with respect to certain amendments to the Declaration of Trust.


        Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust. The Massachusetts Trust provides a similar degree of indemnification of Trustees.

        The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Massachusetts Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations. The Massachusetts Declaration of Trust permits the Trustees to terminate the Massachusetts Trust only with Unitholder approval.

        Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument authorizes the Trustees without shareholder approval to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master feeder structure by investing all or a portion of the assets of a series of the Delaware Trust in the securities of another open-end investment company (see proposal 4). The reorganization, including conversion to a master feeder structure (unless Proposal 4 is adopted) of the Massachusetts Trust would require shareholder approval.

        Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by Unitholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to shareholders. Amendments to the Massachusetts Declaration of Trust, with certain limited exceptions, require approval of Unitholders.

        Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust. The Series Trustees have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class, but have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not permit the election of separate Trustees for a series or class. The Trustees are not considering the appointment of Series Trustees for the Delaware Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

UNITHOLDER LIABILITY

     Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a shareholder of a Delaware business trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust shareholders to liability. To offset this risk, the Delaware Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of the property of the Delaware Trust of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware business trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Delaware Trust itself is unable to meet its obligations. In the light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust unitholder is extremely remote.

        Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles unitholders of a Massachusetts business trust to the same limitation of liability as is extended to unitholders of a Massachusetts corporation. Unitholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of unitholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, GSAM believes the risk of unitholder liability is also remote for unitholders of the Massachusetts Trust.

LIABILITY OF TRUSTEES

        The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a unitholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.


                                  PROPOSAL 4
                                  ----------

        APPROVAL OF AN INVESTMENT POLICY PERMITTING EACH PORTFOLIO TO
         INVEST ALL ITS ASSETS IN A SINGLE OPEN-END MUTUAL FUND; AND
          APPROVAL OF A CORRESPONDING AMENDMENT TO THE MASSACHUSETTS
                             DECLARATION OF TRUST

GENERAL

        The Trustees have approved, subject to unitholder approval, the adoption of a new fundamental investment policy that would permit each Portfolio to pool its assets with other funds, in a single portfolio (the "Pooled Portfolio"). The Delaware Trust Instrument permits investment of all of a Portfolio's assets in a Pooled Portfolio, but if this proposal is not adopted, the Portfolios would not be able to take advantage of such flexibility. If the proposal is approved, each Portfolio will be authorized to invest substantially all of its assets in a corresponding Pooled Portfolio that would invest in the same type of securities (and have the same objective, restrictions and policies) as the Portfolio. The primary purpose of pooling would be to achieve operational efficiencies. Approval of the fundamental investment policy would also constitute approval of an amendment to the Massachusetts Declaration of Trust that would permit investment in a Pooled Fund without further Unitholder approval.

        Background. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment. For example, funds offering different types of shareholder services might pool their investments. This structure allows several funds with different features, but the same investment objective, restrictions and policies, to combine their investments instead of managing them separately. A Portfolio would combine its investments with those of other funds by investing all of its assets in the same Pooled Portfolio, which would be organized and registered as an open-end management investment company (a mutual fund).


        Purpose of the Proposal. GSAM regularly reviews various options for structuring mutual funds to take maximum advantage of potential efficiencies. The Portfolios currently take advantage of the ability to issue multiple classes of Units, which offer many of the same advantages as investing in a Pooled Portfolio. While neither the Trustees nor GSAM have determined that any Portfolio should invest in a Pooled Portfolio, the Trustees believe that it could be in the best interests of the Portfolios to adopt such a structure to allow for investing by one or more of the Portfolios in a Pooled Portfolio at a future date.

        At present, some of the Portfolios' fundamental investment restrictions and policies prevent a Portfolio from investing all of its assets in another investment company, and require a vote of Unitholders of the Portfolio before such a master-feeder structure could be adopted. Similarly, the Massachusetts Declaration of Trust requires Unitholder approval of any transaction involving the sale of substantially all of the assets of a Portfolio to the Pooled Portfolio. To avoid the costs associated with a subsequent Unitholder meeting, the Trustees recommend that Unitholders of each Portfolio vote to permit the assets of such Portfolio to be invested in a Pooled Portfolio, without an additional vote of Portfolio Unitholders, if the Trustees determine the adoption of a master-feeder structure to be in the best interest of the Portfolio and its Unitholders. If Unitholders approve this Proposal, any fundamental and non-fundamental restrictions and policies of the Portfolios that currently prohibit investment in units of a single investment company would be appropriately modified to permit investment in Pooled Portfolios. These policies include, for example, the Portfolio's restrictions on investments in: the securities of any one issuer; securities of any issuer if more than 10% of such issuer's voting securities are held by a Portfolio; companies for purposes of control; and issuers in any one industry; as well as the restriction concerning acting as an underwriter.

        A Portfolio's methods of operation and Unitholder services would not be materially affected by its investment in Pooled Portfolios, except that the assets of the Portfolio would be managed as part of a larger pool. If a Portfolio invested all of its assets in a Pooled Portfolio, it is currently anticipated that the Portfolio would hold only a single investment security and the Pooled Portfolio would directly invest in individual investment securities. The investment advisory and administrative services provided to a Portfolio by GSAM or its affiliates would continue to be provided at the same or lower aggregate cost, but the investment advisory services would be provided to and paid for by the Pooled Portfolio rather than the Portfolio. The Pooled Portfolio would be managed by GSAM or an affiliate. The Trustees would retain the right to withdraw the Portfolio's investment from the respective Pooled Portfolio at any time. The Portfolio would then resume investing directly in securities as it does currently.

        At present, the Trustees are not considering any proposal to adopt a master-feeder structure. The Trustees will authorize investing a Portfolio's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of a Portfolio and its Unitholders and if they determine that the investment will not have material adverse tax or other consequences to the Portfolio or the Unitholders. In determining whether a Portfolio should invest in a Pooled Portfolio, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Portfolio if doing so would increase costs to unitholders; unless, of course, they perceive a corresponding increase in benefits to Unitholders. There is no assurance that cost reductions or increased efficiencies will be achieved.

        GSAM or its affiliates may benefit from the use of a Pooled Portfolio if overall assets are increased since GSAM's fees under the existing management agreements are based on assets under management. Also, GSAM's or its affiliates' expenses of providing investment and other services to a Portfolio may be reduced. If a Portfolio's investment in a Pooled Portfolio were to reduce the expenses of GSAM or its affiliates (as the case may be) materially, the Trustees would consider whether a reduction of the management fee paid to GSAM or its affiliates (as the case may be) would be appropriate.

PROPOSED FUNDAMENTAL POLICY

        In order to permit one or more of the Portfolios to invest in a Pooled Portfolio at a future date, the Trustees recommend that the Unitholders of each Portfolio adopt the following fundamental policy:

        "Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or serie s thereof with substantially the same investment objectives, restrictions and policies as the Portfolio."

PROPOSED AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST

     In order to permit the Trust to invest in a Pooled Portfolio at a future date, the Trustees recommend that the Unitholders adopt the following amendment to the Massachusetts Declaration of Trust:

        Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund."

BOARD OF TRUSTEES EVALUATION AND RECOMMENDATION

        At a meeting held on January 28, 1997, after considering the matters discussed above and other matters deemed to be relevant, the Trustees, including the Independent Trustees, unanimously adopted, and voted to recommend to the Unitholders that they adopt, (a) the proposed new fundamental investment policy and (b) the amendment to the Massachusetts Declaration of Trust that would permit any Portfolio, subject to future review by the Trustees, as described above, to invest all of its assets in an open-end investment company with substantially the same investment objectives, restrictions and policies as the Portfolio. In taking such action and making such recommendations, the Trustees took into consideration that the proposed modifications may provide operational efficiencies and facilitate the introduction of new Goldman Sachs mutual funds and, thereby, increase the investment options available to Unitholders. The Trustees believe that the ability to use a master-feeder structure may be beneficial to present Unitholders of the Portfolios as well as potential investors.

        Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the Trustees, officers, investment programs and services or operations that are described in the Portfolios' current Prospectuses and this Proxy Statement.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE UNITHOLDERS OF EACH PORTFOLIO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE PORTFOLIO TO INVEST ALL OF ITS ASSETS IN A SINGLE OPEN-END INVESTMENT COMPANY AND APPROVE A CORRESPONDING AMENDMENT TO THE DECLARATION OF TRUST.


REQUIRED VOTE

     Approval of the proposal to adopt the new fundamental investment policy requires the vote of a 1940 Act Majority of the Units (described in Proposal 3) of each Portfolio voting separately. Approval of the amendment to the Massachusetts Declaration of Trust requires the vote of a majority of the units of the Trust voting together as a single class. If any proposal is not approved by one or more of the Portfolios, the Trustees will consider what further action, if any, will be taken.


                              PROPOSAL 5 (A)-(I)
                              ------------------

       PROPOSED AMENDMENT AND RESTATEMENT OF THE PORTFOLIOS' INVESTMENT
                                 RESTRICTIONS


GENERAL

        The Trustees recommend to Unitholders of each Portfolio that they approve proposals to amend and restate each Portfolio's investment restrictions. These investment restrictions are fundamental policies that may be changed by a Portfolio only with the approval of a majority of the outstanding Units of that Portfolio. The restated investment restrictions, assuming that each of the proposed amendments is adopted, are set forth in Appendix E to this Proxy Statement.

        One reason for the proposals is to adopt insofar as possible a uniform statement of investment restrictions for the mutual funds advised by Goldman Sachs or an affiliate thereof, as well as for funds that may be created in the future. Such uniformity would facilitate comparison of different Portfolios' investment restrictions as well as administration of the restrictions. The proposals would also result in a clearer and simpler statement of these restrictions.

        Another reason for restating the Portfolios' investment restrictions is to delete policies adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company practices and investments. The states no longer have the power to enforce these restrictions, and the elimination of the restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Portfolios.

        The final reason for restating the Portfolios' investment restrictions is to recharacterize certain previously adopted fundamental policies as non-fundamental. Certain of the investment restrictions are being liberalized to the extent permitted under the 1940 Act. This recharacterization and liberalization will grant the Trustees the ability to change these non-fundamental policies as needed, without seeking approval from Unitholders.

        The following is a summary of the proposed changes to each of the investment restrictions. The restrictions are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that Unitholders approve each of the proposals.

PROPOSAL 5(A): INVESTMENT POLICY ON ISSUER DIVERSIFICATION

        To be diversified under the 1940 Act, a Portfolio must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Portfolio may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies. The proposal simplifies the contents of the current restrictions without changing their substance. As proposed, the restriction would require diversification only to the extent required under the 1940 Act. Additional diversification requirements are imposed upon the Portfolios to be treated as money market funds and as regulated investment companies for federal tax purposes. These requirements are not required to be reflected in the proposed investment restrictions and will not be affected by the proposal. The Trustees propose that each Portfolio adopt the following investment restriction in lieu of its current fundamental policy:

        The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

     PROPOSAL 5(B): INVESTMENT POLICIES ON BORROWING, MARGIN PURCHASES AND PLEDGING ASSETS

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on borrowing. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33 1/3% of its total assets. The Trustees recommend that the Portfolios adopt a borrowing policy that permits borrowing to the maximum extent permitted by the 1940 Act. Adoption of a more liberal policy does not mean, however, that the Portfolios intend to borrow and incur the extra costs and risks of leveraging the Portfolios.

        Each Portfolio also has a fundamental investment policy limiting the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Each Portfolio's current fundamental policy prohibits the Portfolio from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases.

        As restated the Portfolios' restriction on borrowing and margin purchases would provide as follows:

        The Portfolio may not borrow money, except that (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

        The Portfolios' fundamental policy on pledging their assets was a requirement imposed by state securities laws that no longer applies to the Portfolios. Consequently, it is proposed that such restriction be eliminated.

PROPOSAL 5(C): INVESTMENT POLICY ON UNDERWRITING

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by others. The proposed restatement of the Portfolios' policies, which does not represent a material change in investment policy, would prohibit the Portfolios from underwriting the securities of others (which is not part of the normal activities of a mutual fund). As restated, each Portfolio's investment restriction would provide as follows:

        The Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

PROPOSAL 5(D): INVESTMENT POLICY ON REAL ESTATE AND OIL AND GAS

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The existing restriction on investment in oil and gas interests was imposed by state law and is no longer required. While no Portfolio intends to invest in such interests, it is proposed that the restriction on oil and gas interests be eliminated. The proposed real estate policy does not represent a material change in investment policy for any Portfolio, except that it permits each Portfolio to invest in securities issued by real estate investment trusts. Despite this change to the restriction, no Portfolio currently intends to invest in such securities. As restated, each Portfolio's investment restriction would provide as follows:

        The Portfolio may not purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

PROPOSAL 5(E): INVESTMENT POLICY ON COMMODITIES

        The 1940 Act requires that the Portfolios have a fundamental investment policy regarding investments in commodities. As money market funds, the Portfolios do not invest in commodities or commodity contracts. The Portfolios do not intend in the future to invest in physical commodities but wish to have the flexibility to invest in financial futures to the extent that such instruments are consistent with the Portfolios' treatment as money market funds. Any financial futures contract or related option is considered to be a commodity contracts. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodity contracts. The proposal would also permit the Portfolios' investment restrictions with respect to commodities to be consistent with those of the other funds in the Goldman Sachs Group of Funds.

        As amended, each Portfolio's investment restriction with respect to commodities would be as follows:

        The Portfolio may not invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

PROPOSAL 5(F): INVESTMENT POLICY ON SENIOR SECURITIES

        The 1940 Act restricts the ability of an open-end investment company to issue "senior securities" as defined in the 1940 Act and requires that an investment company adopt a fundamental policy with respect to the issuance of such securities. The proposed amendment would clarify that the Portfolios are permitted to issue senior securities to the extent permitted by applicable law. As discussed above, under the 1940 Act an open-end fund is not permitted to issue senior securities except for borrowing from banks. In addition to permitting the borrowing contemplated above, the amendment clarifies that the Portfolios do not consider certain investment practices to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. As amended, the investment restriction of each Portfolio would provide as follows:

        The Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

PROPOSAL 5(G): INVESTMENT RESTRICTION CONCERNING SHORT SALES OF SECURITIES

        Each Portfolio has a fundamental investment restriction prohibiting the Portfolio from making short sales or maintaining a short position. Under the 1940 Act, restrictions on short sales are not required to be fundamental. Therefore, the Trustees are recommending that Unitholders vote to eliminate the Portfolios' prohibition on short sales and the maintenance of short positions as a fundamental restriction.

        In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. If this proposal is approved by Unitholders, the Trustees intend to adopt a non-fundamental investment restriction that is substantively identical to the Portfolios' current fundamental restriction on short sales and the maintenance of short positions. By making the restriction non-fundamental, the Trustees will be able to change the restriction in the future (if they determine that a change is appropriate) without obtaining shareholder approval. This will give the Portfolios greater flexibility to adapt to market changes, including changes in the investment products available to the Portfolios.

PROPOSAL 5(H): INVESTMENT POLICY ON OPTIONS

     To comply with state securities laws in effect at the time of its organization, each Portfolio adopted a fundamental restriction limiting the Portfolio's ability to invest in or write put and call options. This restriction is no longer required, is obsolete and is inconsistent with the investment restrictions of all of the other funds in the Goldman Sachs Group of Funds. While the elimination of this investment restriction will not have any immediate impact upon the Portfolios' investments, it will permit the Trustees in the future to allow the Portfolios to engage in such activities without Unitholder approval in the event that options become an appropriate investment for the Portfolios.

PROPOSAL 5(I): INVESTMENTS TO EXERCISE CONTROL.

        The Portfolios have a fundamental policy not to invest in companies for the purpose of exercising control or management. Although the Portfolios have no intention of investing for such purpose, this restriction is not required by the 1940 Act and is no longer required by state law. Consequently, the Trustees recommend that it be eliminated.

TRUSTEES' RECOMMENDATION

     The Trustees believe that each proposed amendment to the Portfolios' investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the restrictions.


             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS
             OF EACH PORTFOLIO VOTE "FOR" THE ADOPTION OF EACH OF
                 THE PROPOSED AMENDED INVESTMENT RESTRICTIONS

REQUIRED VOTE

      Approval of each proposed amendment to a Portfolio's fundamental investment restrictions requires the affirmative vote of a 1940 Act Majority of that Portfolio's outstanding Units. If a proposed amendment is not approved with respect to a Portfolio, the current investment restrictions will continue in effect unchanged for that Portfolio.


                                  PROPOSAL 6
                                  ----------

       PROPOSED AMENDMENT OF FUNDAMENTAL POLICY OF TAX-EXEMPT PORTFOLIOS

     As a matter of fundamental policy, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios (the "Tax-Exempt Portfolios") are required to derive at least 80% of their respective annual gross income from Municipal Instruments except in extraordinary circumstances. Municipal Instruments are defined as obligations issued by or on behalf of States, territories and possessions of the United States and its political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of counsel, if any, excluded from gross income for federal income tax purposes. The Trustees recommend that the Unitholders of the Tax-Exempt Portfolios approve the amendment of this fundamental policy to provide that the Tax-Exempt Portfolios will invest at least 80% of their respective net assets in Municipal Instruments.

        GSAM believes that this revision will simplify calculations of the Tax-Exempt Portfolios' holdings and would enable GSAM to compute a Portfolio's tax-exempt holdings on a daily basis. A policy based upon a percentage of the Tax-Exempt Portfolios' assets will be easier to monitor and control than a policy based upon a percentage of income since the Portfolios' Income can vary due to a variety of factors. UNITHOLDERS SHOULD NOTE THAT THE PROPOSED AMENDMENT TO THE TAX-EXEMPT PORTFOLIOS' FUNDAMENTAL POLICY DOES NOT INVOLVE ANY CHANGE IN THE INVESTMENT OBJECTIVE OF THE TAX-EXEMPT PORTFOLIOS OR IN THEIR STATUS AS TAX-EXEMPT MONEY MARKET PORTFOLIOS.

        The Board of Trustees of the Trust recommends to Unitholders that they approve the proposal to amend the Tax-Exempt Portfolios' fundamental policy. This fundamental policy may be changed by the Tax-Exempt Portfolios only with the approval of a 1940 Act Majority. The Tax-Exempt Portfolios' revised non-fundamental policy would provide as follows:

        As a matter of fundamental policy, at least 80% of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolio's net assets will ordinarily be invested in Municipal Instruments. Each Tax-Exempt Portfolio may temporarily invest in taxable money market instruments when GSAM believes that the market conditions dictate a defensive posture.

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS
           OF THE TAX-EXEMPT DIVERSIFIED, TAX-EXEMPT CALIFORNIA AND
            TAX-EXEMPT NEW YORK PORTFOLIOS VOTE "FOR" THE APPROVAL
                          OF THIS PROPOSED AMENDMENT.


                            ADDITIONAL INFORMATION

OTHER BUSINESS

        As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

        The enclosed Proxy is revocable by a Unitholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the units represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

        In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 6 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the units of the Trust (or the affected Portfolio) present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A Unitholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

        A majority of the Units entitled to vote shall be a quorum for the transaction of business at the Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as Units that are present and entitled to vote with respect to each proposal, but will not be counted as a vote in favor of a proposal. Accordingly, an abstention from voting on a proposal has the same effect as a vote against the proposal. If a broker or nominee holding Units in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those Units will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected a Trustee pursuant to Proposal 1. However, in determining whether a proposal has been adopted pursuant to subsection (ii) of the 1940

Act Majority definition, a "broker non-vote" will have the same effect as a vote against the Proposal because Units represented by a "broker non-vote" are considered outstanding Units.

MANNER AND COST OF PROXY SOLICITATION

        Each Portfolio will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with the solicitation of proxies. The Portfolios will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of Goldman Sachs, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax.

        In addition to the solicitation of proxies by mail or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust, personnel of GSAM and the Transfer Agent or agents hired by the Transfer Agent for such purpose. The telephone voting procedure is designed to authenticate a Unitholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the Unitholder's instructions and to confirm that the voting instructions have been properly recorded. A Unitholder will be called on a recorded line at the telephone number shown in the Transfer Agent's records for the account and could be asked the Unitholder's Social Security number or other identifying information. The Unitholder will then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the Unitholder's instructions. To ensure that the Unitholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the Unitholder can revoke the proxy at that time and vote the shares at the Meeting.


SHAREHOLDER PROPOSALS

        Neither the Massachusetts Trust nor the Delaware Trust is required, nor does either intend, to hold annual meetings of Unitholders each year. Instead, meetings will be held only when and if required. Any Unitholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Portfolio must submit the proposal in writing, so that it is received by the appropriate Portfolio within a reasonable time before any meeting.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


February 13, 1997

                                  APPENDIX A

        As of January 31, 1997, each Portfolio had the following number of units of each class outstanding:


Portfolio                  Institutional    Administration    Service    Class B
--------------------------------------------------------------------------------

ILA PRIME OBLIGATIONS
ILA GOVERNMENT
ILA TREASURY OBLIGATIONS
ILA MONEY MARKET
ILA FEDERAL
ILA TREASURY INSTRUMENTS
ILA TAX-EXEMPT DIVERSIFIED
ILA TAX-EXEMPT NEW YORK
ILA TAX-EXEMPT CALIFORNIA

                                  APPENDIX B

        As of January 31, 1997, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class B, Institutional, Administration, Service Units, as applicable, of each Portfolio:

ILA PRIME OBLIGATIONS
ILA GOVERNMENT
ILA TREASURY OBLIGATIONS
ILA MONEY MARKET
ILA FEDERAL
ILA TREASURY INSTRUMENTS
ILA TAX-EXEMPT DIVERSIFIED
ILA TAX-EXEMPT NEW YORK
ILA TAX-EXEMPT CALIFORNIA

                                  APPENDIX C

        The information as to beneficial ownership set forth in the chart below is based on statements furnished to the Portfolios by the Trustees. Each has all voting and investment powers with respect to the units indicated. All of the information is as of January 31, 1997.

        None of the Trustees beneficially owned individually, nor did the Trustees beneficially own as a group, in excess of one percent of the outstanding units of any of the Portfolios as of January 31, 1997.

Portfolio  Bakhru  Smart  Springer  Strubel  Ford  Grip  McNulty  McPherson  Shuch
----------------------------------------------------------------------------------
Prime
Obligations
Portfolio

Treasury
Obligations
Portfolio

Government
Portfolio

Money
Market
Portfolio

Treasury
Instruments
Portfolio

Federal
Portfolio

Tax-Exempt
Diversified
Portfolio

California
Portfolio

New York
Portfolio

                                  APPENDIX D



                             AGREEMENT AND PLAN OF
                  REORGANIZATION, CONVERSION AND TERMINATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 28th day of January, 1997, by and between Goldman Sachs Money Market Trust, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Goldman Sachs Trust (the "Trust"), a Delaware business trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of units of beneficial interest of the Successor Fund. The aggregate number of shares of each class of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by each Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

        In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

        1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund (1) the Successor Fund shall assume all of the liabilities of such Fund, whether contingent or otherwise, then existing and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

        1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

        1.3 Immediately after delivery to each Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent accountants; (iii) approve an investment advisory agreement and, if applicable, a subadvisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement and, if applicable, a subadvisory agreement in effect with respect to the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of Shareholders to be held on April 1, 1997; (iv) approve distribution and authorized dealer service plans for the Class A Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class A Shares of the Fund, (v) approve distribution and authorized dealer service plans for the Class B Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class B Shares of the Fund, (vi) approve a preferred administration plan for the preferred administration shares, if any, of the Successor Fund in substantially the same form as the preferred administration plan currently in effect with respect to the Preferred Administration Shares of the Fund, (vii) approve an administration plan with respect to the Administration Shares, if any, of the Successor Fund in substantially the same form as the administration plan currently in effect for Administration Shares of the Fund; (viii) approve a service plan with respect to the Service Shares, if any, of the Successor Fund in substantially the same form as the service plan currently in effect for Service Shares of the Fund; and (ix) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of shareholders to be held on April 1, 1997.

        1.4 As provided in paragraph 3.4, on the Closing Date each Fund will distribute in liquidation the Successor Fund Shares of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

        1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of Goldman, Sachs & Co. ("Goldman Sachs"), as the Trust's transfer agent.

        1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer. Any deferred sales charge payable with respect to any class of a Fund's shares will not be required to be paid as a result of the exchange described in paragraph 1.4 but will continue to be payable on the same basis with respect to the Shares of the Successor Fund.

        1.7 Fund Shareholders holding certificates representing their ownership of any class of Shares of a Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as Registrant may require (collectively, an "Affidavit"), to Registrant prior to the Closing Date. Any Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of any Shares of the Fund and shall instead evidence ownership of corresponding Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the applicable Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue share certificates in the Reorganization.

        1.8 The legal existence of each Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date.

2.   VALUATION

        2.1 The value of each Fund's net assets to be acquired by the Trust on behalf of the Successor Funds hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

        2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Fund's net assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

        2.3 All computations of value shall be made by State Street Bank and Trust Company (the "Custodian"), as custodian for the Funds and the Trust.

3.      CLOSING AND CLOSING DATE

        3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 on April 30, 1997 ("Closing Date"), or at such other place or date on or prior to December 31, 1997 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Funds or at such other time and or place as the parties may agree.

        3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of a Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of that Fund is impracticable, the Closing with respect to that Fund shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

        3.3 Registrant shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Funds and the Trust, of the Funds' reorganizations as series of the Trust.

        3.4 Goldman Sachs, as transfer agent for the Funds, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to each Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to the Fund that such Successor Fund Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

        3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for a Fund shall be presented by such Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book- entry form shall be delivered by the Fund to the Custodian for the account of its respective Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of each Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund's account maintained with the Custodian with immediately available funds.

4.      REPRESENTATIONS AND WARRANTIES

        4.1 Registrant represents and warrants, on behalf of itself and each Fund, as follows:

        4.1.A. Registrant is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Funds, to perform its obligations under this Agreement. Registrant is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Funds to any material liability or disability. Registrant has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of Registrant and the Funds as now being conducted. The Funds are duly established and designated series of Registrant;

        4.1.B. Registrant is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

        4.1.C. Registrant is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which Registrant is a party or by which Registrant is bound;

        4.1.D. At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Funds required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

        4.1.E. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;


        4.1.F. All issued and outstanding shares of Registrant and each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Registrant. Registrant does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest of Registrant or any Fund, nor is there outstanding any security convertible into any of such shares;

        4.1.G. The information to be furnished by Registrant for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

        4.1.H. At the Closing Date, Registrant, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

        4.1.I. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's shareholders;

        4.1.J. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

        4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

        4.2.A. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Successor Funds to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and the Successor Funds as now being conducted. The Successor Funds are duly established and designated series of the Trust;

        4.2.B. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;

        4.2.C. The Trust will cause each Successor Fund to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

        4.2.D. Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of the Successor Funds. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

        4.2.E. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

        4.2.F. The information to be furnished by the Trust with respect to the Successor Funds for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        4.2.G. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5.      COVENANTS OF REGISTRANT AND THE TRUST

        5.1 Registrant covenants that the Successor Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.


        5.2 Registrant covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.

        5.3 Registrant will, on behalf of the Funds, from time to time as and when requested by the Trust on behalf of the Successor Funds, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Successor Funds, title to, and possession of, all the assets of each Fund to be sold, assigned, transferred and delivered to its corresponding Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.4 The Trust will, on behalf of the Successor Funds, from time to time as and when requested by Registrant on behalf of the Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Registrant may deem necessary or desirable in order to vest in, and confirm to, Registrant, on behalf of the Funds, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.5 The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;

        5.6 Subject to the provisions of this Agreement, the Trust and Registrant each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.7 As promptly as practicable, but in any event within 60 days after the closing date, Registrant shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of each Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to each Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President or Treasurer of Registrant.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT AND THE FUNDS

        The obligations of Registrant and each Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust, on behalf of the Successor Funds, of all the obligations to be performed by the Trust and the Successor Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        6.1 All representations and warranties of the Trust and each Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

        6.2 The Trust shall have delivered on the Closing Date to Registrant a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to Registrant, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and each Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Registrant shall reasonably request.

Each of the foregoing conditions precedent may be waived by Registrant.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE
        SUCCESSOR FUNDS


        The obligations of the Trust and each Successor Fund to consummate the transactions provided for herein shall be subject to the performance by Registrant, on behalf of the Funds, of all the obligations to be performed by Registrant and the Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        7.1 All representations and warranties of Registrant and each Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        7.2 Registrant shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities of each Fund, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of Registrant as to each Fund's portfolio securities and each Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

        7.3 Registrant shall have delivered to the Trust on the Closing Date a certificate executed in Registrant's name by its President or Vice President, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of Registrant and each Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

Each of the foregoing conditions precedent may be waived by the Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

        The obligations of Registrant, the Funds, the Trust and the Successor Funds are each subject to the further conditions that on or before the Closing
Date:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each Fund's Shareholders in accordance with applicable law;

        8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby;

        8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Funds, Registrant or the Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

        8.4 Registrant and the Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to Registrant and the Trust, substantially to the effect that for federal income tax purposes:

        8.4.A. The acquisition of all of the assets of each Fund by its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

        8.4.B. No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

        8.4.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

        8.4.D. The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

        8.4.E. The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

        8.4.F. Each Fund's Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Fund solely for Successor Fund Shares as part of the transaction;

        8.4.G. The tax basis of the Successor Fund Shares received by Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

        8.4.H. The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

Registrant and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the Reorganization.

        Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.4, may be waived by that party.

9.      BROKERAGE FEES AND EXPENSES

        9.1 The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, each represent and warrant to the other than there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

        9.2 Each Fund and each Successor Fund shall be liable for any expenses incurred by them in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated .

10.     ENTIRE AGREEMENT

        The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.     TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Trust and Registrant. In addition, either the Trust or Registrant may at its option terminate this Agreement at or prior to the Closing Date because:

                11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

                11.1.B. A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                11.1.C. A majority of the members of the Board of Trustees of the Registrant determine that it is not in the best interest of the Funds or their shareholders to proceed with the transactions contemplated by this Agreement.

        11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust or Registrant, or their respective Trustees or officers, to the other party or its Trustees or officers.

12.     AMENDMENT

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval.

13.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        13.5 All persons dealing with the Trust, the Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

14.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Registrant or the Trust, each at 4900 Sears Tower, Chicago, Illinois 60606, Attention: Secretary.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.



        GOLDMAN SACHS TRUST, on behalf of the following series:

                                By:_____________________________

                                Its:____________________________



        GOLDMAN SACHS MONEY MARKET TRUST

        on behalf of the following series:




                                By:_____________________________

                                Its:____________________________

                                  APPENDIX E

                       GOLDMAN SACHS MONEY MARKET TRUST
                 AMENDED AND RESTATED INVESTMENT RESTRICTIONS


The Trust may not on behalf of any Portfolio:

(1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

(2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

(3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

(4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

(7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.

        Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in securities of a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Portfolio.

Shareholder sign here           Co-owner sign here Please sign exactly as your
name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



                             Financial Square Fund


                                                               February 13, 1997

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Goldman Sachs Money Market Trust, to be held on Monday, April 1, 1997 at 9:00 a.m., Chicago time, at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606.

At this important meeting, you will be asked to consider and take action on the election of Trustees and the ratification of the selection of independent public accountants, Arthur Andersen LLP. In addition, you will be asked to approve changes to the investment restrictions and policies of the Funds, the organization of the Funds and the management agreements. We believe that the proposals are important and will allow us to improve the Funds' operations, simplify disclosure and, hopefully, attract more investment dollars. You should carefully read the Proxy Statement that discusses each proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a form of Proxy is enclosed for your use.

First, the conversion of the Funds into series of a newly formed Delaware business trust will be proposed. As discussed in the accompanying Proxy Statement, such conversions will not result in any change to the assets, fees or policies of the Funds; however, the Trustees believe that organizing the Funds as series of a Delaware business trust offers certain advantages. These advantages include a clear limitation on shareholder liability, greater flexibility for the Trustees to take actions without the cost and delay of a shareholders meeting and the potential for cost savings.

Second, you will be asked to authorize each Fund to invest substantially all of its assets in another open-end investment company with the same investment objectives and policies as the Fund. Again, the Trustees believe that the ability to adopt such a structure offers the potential for greater efficiencies and flexibility. While the Funds have no immediate plan to adopt such a structure, considering this proposal now will eliminate the need and expense of further shareholder action.

Third, the Trustees propose amending and restating the funds' investment restrictions. Certain of the Funds' investment restrictions were required by state laws that no longer are applicable to the Funds or are more restrictive than required by federal law. The amended restrictions will expand the range of investment opportunities and techniques available to the Funds without changing the Funds' investment objectives or risk profile. Also, by adopting a uniform set of restrictions, compliance and disclosure relating to these restrictions can be simplified.

Finally, amended and restated advisory agreements for certain Funds will be proposed. These revised agreements combine the advisory and administration services into a single contract but WILL NOT RESULT IN ANY INCREASE IN FEES OR REDUCTION IN SERVICES TO THE FUNDS. Consolidating these services in one agreement will simplify the fee structure of the Funds. Such simplification assists shareholders and potential investors in understanding and comparing the expenses of the Funds.

THE TRUSTEES HAVE UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE EACH ITEM TO BE ACTED UPON AT THE MEETING.

The continuing interest of the shareholders in the affairs of the Funds is gratefully acknowledged, and we hope that many of you will plan to attend the Special Meeting. Whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.

                                             Sincerely,



                                             Douglas C. Grip
                                             President

            GOLDMAN  SACHS  MONEY  MARKET  TRUST  (THE  "TRUST")
                  FINANCIAL   SQUARE  PRIME OBLIGATIONS  FUND
                     FINANCIAL  SQUARE  GOVERNMENT  FUND
                 FINANCIAL  SQUARE TREASURY OBLIGATIONS  FUND
                     FINANCIAL  SQUARE MONEY MARKET FUND
                 FINANCIAL  SQUARE TAX-FREE MONEY MARKET FUND


                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 1, 1997

A Special Meeting of Shareholders of each Fund (the "Meeting") referred to above (the "Funds") will be held on April 1, 1997, at 9:00 a.m. (Chicago time) at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

        (1)     WITH RESPECT TO THE TRUST, to elect nine Trustees;

        (2) WITH RESPECT TO THE TRUST, to ratify or reject the selection of Arthur Andersen LLP as Independent Accountants of the Trust for the fiscal year ending December 31, 1997;

        (3) WITH RESPECT TO EACH FUND, to approve an Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a series of Goldman Sachs Trust, a Delaware business trust;

        (4) WITH RESPECT TO EACH FUND, (a) to approve an amendment to the Fund's fundamental investment restrictions to permit each Fund to invest substantially all of its assets in another open-end investment company; and (b) to amend the Trust's Declaration of Trust to permit such an investment without shareholder approval;

        (5) WITH RESPECT TO EACH FUND, to amend the Fund's investment restrictions;

        (6) WITH RESPECT TO EACH FUND, to approve an amended and restated management agreement; and

        (7) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND(S).

Shareholders of record of each Fund at the close of business on January 31, 1997 will be entitled to vote at the Meeting or at any adjournment or adjournments thereof. The proxy statement and proxy card are being mailed to shareholders on or about February 13, 1997.

It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                           By Order of the Board of Trustees
                                           of Goldman Sachs Money Market Trust,
                                              Michael J. Richman, Secretary

February 13, 1997

PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

             GOLDMAN  SACHS MONEY  MARKET  TRUST (THE  "TRUST")
                   FINANCIAL SQUARE PRIME  OBLIGATIONS FUND
                       FINANCIAL SQUARE GOVERNMENT FUND
                 FINANCIAL SQUARE TREASURY  OBLIGATIONS  FUND
                     FINANCIAL  SQUARE MONEY MARKET FUND
                  FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND


                               4900 Sears Tower
                            Chicago, Illinois 60606



                                PROXY STATEMENT


                                    GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the "Trustees") of Goldman Sachs Money Market Trust (the "Trust") to be used at a Special Meeting of shareholders of the series of the Trust listed above (collectively, the "Funds") to be held at the offices of Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606, on Monday, April 1, 1997, at 9:00 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof is referred to as the "Meeting."

        The Trustees have fixed the close of business on January 31, 1997 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund.

        Appendix A hereto sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of January 31, 1997. Appendix B hereto sets forth the persons who owned beneficially or of record more than 5% of any class of shares of any Fund as of January 31, 1997.

        Proxies will be solicited by mail and may also be solicited in person or by telephone by officers of Goldman Sachs or Goldman Sachs Asset Management ("GSAM") and by the Trustees. In addition, the Trust's transfer agent, Goldman Sachs, will solicit proxies in person and/or by telephone at a cost to each Fund of between $____ and $____. The transfer agent may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, a Fund's classes of shares will vote together as a single class.

                        SUMMARY OF VOTING ON PROPOSALS

          Proposal                                      Shareholders Solicited
          --------                                      ----------------------
1.  Election of nine Trustees.                          The Trust with all of its series
                                                        (including series of the Trust
                                                        being solicited pursuant to
                                                        a separat proxy statement)
                                                        voting as a single class.

2.  Ratification of the selection of
    Arthur Andersen LLP as                              The Trust with all of its series
    independent accountants for the                     (including series of the Trust
    fiscal year ending December 31,                     being solicited pursuant to a
    1997.                                               separate proxy statement)
                                                        voting as a single class..

3.  Approval  of an Agreement  and
    Plan of  Reorganization  pursuant                   Each Fund voting separately.
    to which each Fund will be reorganized
    as a series of Goldman Sachs
    Trust, a Delaware business trust.

4.  (a) Approval of an amendment to each                (a) Each Fund voting separately as
    Fund's investment restrictions to                   to the investment  restriction and
    permit the Fund to invest                           (b) all of the series of the Trust
    substantially all of its assets                     (including series of the Trust being
    in another open-end investment                      solicited  pursuant to a separate proxy
    company and (b) approval of a                       statement)  voting as a single
    corresponding amendment to                          class, as to the amendment to
    the Trust's  Declaration of                         the Declaration of Trust.
    Trust.


5.(a)-(k)Approval of amended and                        Each Fund voting separately.
restated investment restrictions.

6.  Approval of an amended and                          Each Fund voting separately.
restated management agreement.

        THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUNDS' DECEMBER 31, 1996 ANNUAL SHAREHOLDERS REPORT AND COPIES OF THE JUNE 30, 1996 SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO GOLDMAN, SACHS & CO., 4900 SEARS TOWER, CHICAGO, ILLINOIS 60606 OR BY TELEPHONE AT 800-621-2550.

        This Proxy Statement and the form of Proxy are being first mailed to shareholders on or about February 13, 1997.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF TRUSTEES

     At a meeting on January 28, 1997, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, a proposal to elect nine (9) Trustees (the "Nominees") to the Board of Trustees of Goldman Sachs Money Market Trust. Information concerning the Nominees and other relevant factors is discussed below.

        Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

        The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years.

NAME, AGE AND                   PRINCIPAL OCCUPATION OR EMPLOYMENT              FIRST
POSITIONS WITH TRUST             DURING THE LAST FIVE YEARS                     BECAME
                                                                                TRUSTEE
---------------------------------------------------------------------------------------
Ashok N. Bakhru (53)            Executive Vice President-Finance &              1991
Chairman and Trustee            Administration & Chief Financial
                                Officer, Coty, Inc. (since April 1996);
                                President, ABN Associates (since
                                June 1994); Senior Vice President of
                                Scott Paper Company (until June
                                1994); Director of Arkwright-Mutual
                                Insurance Company; Trustee of
                                International House of Philadelphia;
                                Member of Cornell University
                                Council; and Trustee of the
                                Walnut Street Theater. Mr. Bakhru
                                has been a Director of  Goldman Sachs
                                Equity Portfolios, Inc. since
                                March 1990 and a Trustee of Goldman
                                Sachs Trust since November 1991.

David B. Ford (51)*             Managing Director, Goldman Sachs                1994
Trustee                         (since 1996); General Partner,
                                Goldman Sachs (1996-1986);  Co-Head of GSAM
                                (since December 1994). Mr. Ford has been a
                                director of Goldman Sachs Equity Portfolios,
                                Inc. and a Trustee of Goldman Sachs Trust
                                since 1994.

Douglas                         Vice President, Goldman Sachs (since May        To be
Grip (35)*                      1996); President, MFS Retirement                elected in
Trustee and President           Services Inc. of Massachusetts Financial        1997
                                Services (prior thereto).  Mr. Grip has
                                been a Director of Goldman Sachs Equity
                                Portfolios, Inc. and a Trustee of Goldman
                                Sachs Trust since 1996.

NAME, AGE AND                   PRINCIPAL OCCUPATION OR EMPLOYMENT                      FIRST
POSITIONS WITH TRUST            DURING THE LAST FIVE YEARS                              BECAME
                                                                                        TRUSTEE
-----------------------------------------------------------------------------------------------------
John P. McNulty (44)*           Managing Director,  Goldman Sachs (since 1996);         To be elect-
Trustee                         General Partner of Goldman Sachs                        ed in 1997
                                (1990 to 1994 and 1996-1995);  Co-Head of
                                GSAM (since  November  1995);  Limited
                                Partner of Goldman Sachs (1994 to November 1995).


Mary P. McPherson (60)          President  of Bryn Mawr  College  (since  1978);        To be elected
Trustee                         Director of Josiah  Macy,  Jr,                          in 1997
                                Foundation (since 1977);  Director of the
                                Philadelphia  Contributionship  (since
                                1985);  Director of Amherst  College
                                (since  1986);  Director of Dayton  Hudson
                                Corporation  (since 1988);
                                Director of the Spencer Foundation (since 1993); and
                                member of PNC Advisory Board (since 1993).

Alan A. Shuch (48)*             Managing Director, Goldman Sachs (since 1996);          1990
Trustee                         Limited Partner, Goldman Sachs (1996-1994);
                                Director and Vice President of
                                Goldman Sachs Funds Management, Inc.
                                (April 1990 to November 1994);
                                President and Chief Operating Officer,
                                GSAM (September 1988 to
                                November 1994).  Mr. Shuch has been
                                a Director of  Goldman Sachs  Equity
                                Portfolios, Inc. since November
                                1991 and a Trustee of  Goldman
                                Sachs Trust since November 1991.

Jackson W. Smart (66)           Chairman and Chief Executive Officer, MSP               1984
Trustee                         Communications, Inc. (a company engaged in
                                radio broadcasting; since November 1988);
                                Director, Federal Express Corporation
                                and North American Private
                                Equity Group (a venture capital fund).
                                Mr. Smart has been a Director
                                of Goldman Sachs Equity Portfolios,
                                Inc. since November 1991 and a
                                Trustee of Goldman Sachs Trust since
                                December 1987.

William H. Springer (67)        Vice Chairman of Ameritech (a telecommunications        1989
Trustee                         holding company; February 1987 to retirement
                                in August 1992); Director, American
                                Information Technologies Corporation;
                                Director, Walgreen Co. (a drug store business);
                                and Baker, retail Fentress & Co. (a closed-end,
                                management investment company; since April 1992).
                                Mr. Springer has been a Director of Goldman
                                Sachs Equity Portfolios, Inc. since November
                                1991 and a Trustee of Goldman Sachs Trust since
                                November 1991.

Richard P. Strubel (57)         Managing Director, Tandem Partners, Inc. (since 1990);  1987
Trustee                         President and Chief Executive Officer,
                                Microdot, Inc. (a diversified manufacturer of
                                fastening systems and connectors; January 1984
                                to October 1994). Mr. Strubel has been a
                                Director of Goldman Sachs Equity Portfolios,
                                Inc. since November 1991 and a Trustee of
                                Goldman Sachs Trust since December 1987.

*Messrs. Ford, McNulty, Shuch and Grip are deemed to be "interested persons" of the Trust for purposes of the 1940 Act because Messrs. Ford, McNulty and Shuch are Managing Directors of Goldman Sachs and Mr. Grip is a Vice President of Goldman Sachs.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

        The number of shares of beneficial interest of each Fund by class beneficially owned by each of the Nominees, directly or indirectly, as of January 31, 1997, is set forth in Appendix C hereto.

     Five meetings of the Trustees were held during the fiscal year ended December 31, 1996. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member held while he was a Trustee during such year.

     The Trust has an Audit Committee comprised of all the Independent Trustees. The Audit Committee of the Trust held two meetings during the fiscal year ended December 31, 1996. The functions performed by the Audit Committee are to recommend annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year;

to monitor that firm's performance; and to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures.

     The Trust has a Nominating Committee comprised of all the Independent Trustees. The Nominating Committee met on January 28, 1997 and held no meetings during the fiscal year ended December 31, 1996. Included among the functions of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee also coordinates with Trustees who are interested persons in the selection and election of Trust officers. The Nominating Committee does not consider recommendations for Trustee from shareholders.

REMUNERATION OF TRUSTEES

        Since April 24, 1996, each of the Independent Trustees has been compensated at the rate of $4,500 for each regular board meeting and $500 for each audit committee meeting, plus an annual fee of $46,500 ($69,750 for the Chairman) and reimbursement for each Trustee's out-of-pocket expenses. Because the Trustees also serve as trustees of other funds within the Goldman Sachs Group of Funds, the Trust bears only its pro rata share of the foregoing meeting fees and Trustee compensation.

        The following table sets forth certain information about the compensation of each Trustee for the fiscal year ended December 31, 1996.


                                                                                           Aggregate
                                Aggregate                       Pension or Retirement      Compensation From
                                Compensation From               Benefits Accrued as        the Goldman Sachs
Name of Trustee                 the Funds                       Part of Fund Expenses      Group of Funds
---------------                 -----------------               ---------------------      -----------------
Paul Nagel*                         $28,050                            $0                      $62,450

Ashok N. Bakhru                     $35,126                            $0                      $69,299

Marcia Beck**                       $0                                 $0                      $0

David B.Ford                        $0                                 $0                      $0

Alan A. Shuch                       $0                                 $0                      $0

Jackson W. Smart                    $29,198                            $0                      $58,954

William H. Springer                 $29,198                            $0                      $58,954

Richard P. Strubel                  $29,198                            $0                      $58,954

* Mr. Nagel retired as Chairman and Trustee of the Trust on June 30, 1996.
** Ms. Beck resigned as President and Trustee of the Trust on May 1, 1996.

OFFICERS

     The following table sets forth information with respect to the executive officers of the Trust. Each officer is elected by the Trustees. Each of the President, Treasurer and Secretary serves until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

NAME, POSITION AND AGE              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------              ----------------------------------------------
Douglas Grip (35)                   Vice President, Goldman Sachs (since May 1996);
President                           President, MFS Retirement Services Inc. of
                                    Massachusetts Financial Services (prior
                                    thereto).


Nancy L. Mucker (47)                Vice President, Goldman Sachs (since April
Vice President                      1985); Manager, Shareholder Servicing of GSAM
                                    (since November 1989) .

John W. Mosior (58)                 President, Goldman Sachs; Manager, Shareholder
Vice President Vice                 Servicing of GSAM (since November 1989).

Pauline Taylor (50)                 Vice President, Goldman Sachs; Director,
Vice President                      Shareholder Services of GSAM Funds Group
                                    (since June 1992).

Scott M. Gilman (37)                Director, Mutual Fund Administration of GSAM
Treasurer                           (since April 1994); Assistant Treasurer of
                                    Goldman Sachs Funds Management, Inc. (since
                                    March 1993); Vice President, Goldman Sachs
                                    (since March 1990).

John M. Perlowski (32)              Vice President, Goldman Sachs (since July
Assistant Treasurer                 1995); Director, Investors Bank and Trust
                                    Company (November 1993 to July 1995); Audit
                                    Manager of Arthur Andersen, LLP (prior
                                    thereto).

                                    Associate General Counsel of GSAM (since
Michael J. Richman (36)             February 1994); Assistant General Counsel
Secretary                           and Vice President of Goldman Sachs; Counsel
                                    to the Funds Group of GSAM (since June
                                    1992); Partner of Hale and Dorr (September
                                    1991 to June 1992) .

Howard B. Surloff (31)              Assistant General Counsel and Vice President of
Assistant Secretary                 Goldman Sachs (since November 1993 and May 1994,
                                    respectively); Counsel to the Funds Group, GSAM
                                    (since November 1993); Associate of Shereff,
                                    Friedman, Hoffman & Goodman (prior thereto).

Kaysie Uniacke (35)                 Vice President and Senior Portfolio Manager,
Assistant Secretary                 GSAM (since 1988).

Elizabeth Anderson  (27)            Portfolio Manager, GSAM (since April 1996);
Assistant Secretary                 Junior Portfolio Manager, GSAM (1995-1996);
                                    Funds Trading Assistant, GSAM (1993-1995);
                                    Compliance Analyst, Prudential Insurance
                                    (1991 -1993) .

Steven Hartstein (33)               Legal Products Analyst, Goldman Sachs (since
Assistant Secretary                 June 1993); Funds Compliance Officer, Citibank
                                    Global Asset Management (August 1991 to June
                                    1993).

Deborah Farrell (24)                Administrative Assistant, Goldman Sachs (since
Assistant Secretary                 January 1994). Formerly at Cleary, Gottlieb,
                                    Steen and Hamilton.

     Each officer holds comparable positions with certain other investment companies for which Goldman Sachs or an affiliate acts as the investment adviser or distributor. As a result of the responsibilities assumed by Goldman Sachs and the Trust's administrator, custodian and distributor, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE

REQUIRED VOTE

        Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust (including series not included in this Proxy Statement), voting as a single class in the election of Trustees. Election of each Nominee of the Trust requires a plurality of votes of the shareholders of the entire Trust present at the Meeting.

                                  PROPOSAL 2
                                  ----------

                    RATIFICATION OR REJECTION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

        As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent accountants for the Trust's fiscal year ending December 31, 1997 will be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy will vote for Arthur Andersen LLP, unless contrary instructions are given. If the selection of the Trust's independent accountants is not ratified by the shareholders at the Meeting, the Board will reconsider such selection.

        The Trust's financial statements for the fiscal year ended December 31, 1996 were audited by Arthur Andersen LLP. In connection with its audit, Arthur Andersen LLP reviews the Trust's annual reports to shareholders and its filings with the Securities and Exchange Commission ( "SEC"). In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

        At a meeting held on October 22, 1996, the Trustees unanimously selected Arthur Andersen LLP as the Trust's independent accountants for its fiscal year ending December 31, 1997. In addition, at meetings held on April 26, 1996 and October 22, 1996, the Audit Committee met with representatives of Arthur Andersen LLP to review the services of the independent accountants. The Audit Committee, in turn, reported on these matters at the meeting of the Trustees held the same day. A representative of Arthur Andersen LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust, voting as a single class on the ratification of independent accountants. Ratification of the independent accountants of the Trust requires the approval of a majority of the shares of the Trust present at the Meeting.

                                  PROPOSAL 3
                                  ----------

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH EACH FUND
        WILL BE REORGANIZED INTO A SERIES OF A DELAWARE BUSINESS TRUST

GENERAL

        The Trustees have unanimously approved, subject to shareholder approval, a proposal for the Trust (which is referred to in this Proposal 3 as the "Massachusetts Trust") on behalf of each Fund to enter into an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Reorganization") with a newly established Delaware business trust named Goldman Sachs Trust (the "Delaware Trust"). The Plan of Reorganization will be in the form attached to this Proxy Statement as Appendix D. The Plan of Reorganization provides for the conversion (the "Conversion") of each Fund from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust is referred to in this Proposal as a "current Fund." It is also contemplated that the series of Goldman Sachs Equity Portfolios, Inc. ("GSEP") and Goldman Sachs Trust ("GST"), open-end investment companies for which Goldman Sachs or one of its affiliates acts as investment adviser and distributor, will be reorganized into other separate series of the Delaware Trust. Consequently, if the Conversions are approved by shareholders of each of the Massachusetts Trust, GSEP and GST, all funds currently in the Goldman Sachs Group of Funds will be series of the Delaware Trust.

        The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include granting the Trustees greater power to take certain actions without shareholder approval and greater flexibility in methods of voting and organization. A Delaware business trust also offers the advantages of a clearer limitation upon the liability of shareholders and Trustees. The Trustees also believe that the proposed Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massachusetts Trust's organizational documents. While these same improvements could be achieved by amending the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust"), the Trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Massachusetts Declaration of Trust and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below.

        The Conversions will entail organizing the Delaware Trust, which will initially have 34 series, including five series corresponding to the current Funds. Each series of the Delaware Trust that corresponds to a current Fund is referred to in this Proposal as a "successor Fund." To effect the Conversions, each current Fund will transfer all of its assets and liabilities to the corresponding successor Fund. As consideration for the transfer of such assets and liabilities (together, "net assets"), each successor Fund will issue shares of beneficial interest ("successor Fund shares") to the current Fund whose net assets it has acquired and such current Fund will distribute such successor Fund shares pro rata to the current Fund shareholders in exchange for their shares. Upon completion of the Conversion, each shareholder will be the owner of full and fractional successor Fund shares equal in number and aggregate net asset values and of the same class as his or her shares of the corresponding current Fund as of the date of the Conversion. Following the Conversion, each successor Fund will carry on the business of the corresponding current Fund. The successor Fund will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding current Fund. Any change in the composition of the Board of Trustees, investment restrictions and investment advisory contracts approved at the Meeting with respect to a Current Fund will also apply to the corresponding successor Fund. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Fund (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plans of Reorganization will also constitute approval to terminate the current Funds and the Massachusetts Trust.

REASONS FOR THE PROPOSED CONVERSION

        The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of each Fund into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Funds as series of the Delaware Trust offers certain advantages over maintaining them as series of the Massachusetts Trust.

     The principal advantage of a Delaware business trust is a clearer limitation of liability of shareholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust shareholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater protection against shareholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust shareholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Funds attract and retain qualified Trustees in the future.

        Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The Trustees hope to take advantage of this provision in the future to improve shareholder voting procedures and reduce associated costs.

        Third, the Conversions offer the potential for future cost savings, although no immediate cost savings are expected to result from the Conversions. These cost savings may result from either the differences between the Massachusetts Trust and the Delaware Trust or from the combination of all of the Funds in the Goldman Sachs Group of Funds into a single legal entity. For example, since the Trustees of a Delaware business trust can take more actions without shareholder approval than is currently permitted under the Massachusetts Declaration of Trust, the Delaware Trust may be required to hold fewer shareholder meetings, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special shareholder meeting. Under the Delaware Trust Instrument, the Trustees have the power to amend the Delaware Trust Instrument; to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to become a separate trust; and to change the Delaware Trust's domicile -- all without a shareholder vote.


        Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of organization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future shareholder meetings.

        Finally, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders.

BOARD OF TRUSTEES' EVALUATION AND RECOMMENDATION

     At a meeting held on January 28, 1997, after considering the matters discussed above, the Trustees, including the Independent Trustees, unanimously approved the adoption of the Plan of Reorganization and determined that the Conversions (i) are in the best interest of the Funds and (ii) will not result in dilution of the interests of the shareholders of any Fund. In addition, the Trustees unanimously voted to recommend to the shareholders of each Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking such action and making such recommendation, the Trustees took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the Trustees. The Trustees believe that the Conversions will be beneficial to present shareholders of the Funds as well as to potential investors.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF EACH FUND FROM A SERIES OF A MASSACHUSETTS BUSINESS TRUST TO A SERIES OF A DELAWARE BUSINESS TRUST.

VOTE REQUIRED TO APPROVE PLANS OF REORGANIZATION

     Approval of the Plan of Reorganization as to each Fund requires the affirmative vote of a majority of the shares of that Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of the Massachusetts Trust or a Fund, as the case may be, means the vote of the lesser of (A) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Massachusetts Trust or a Fund, as the case may be, are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Massachusetts Trust or a Fund, as the case may be (a "1940 Act Majority"). Shares of all classes of a Fund will be voted together as one class. The Trustees have determined that the Conversion will not proceed as described above with respect to the Massachusetts Trust, unless approved by all of the Funds included in the Massachusetts Trust. In the event that shareholders of one or more of the Funds do not vote in favor of the Conversions, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time to the shareholders of the one or more of the Funds which have not voted in favor of the Conversion.

        A vote FOR the Conversion will authorize each current Fund, as the sole shareholder of its corresponding successor Fund (i) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved) Messrs. Bakhru, Ford, Grip, McNulty, Shuch, Smart, Springer, and Strubel and Ms. McPherson (see Proposal 1); (ii) to ratify the selection of Arthur Andersen LLP as the Delaware Trust's independent accountants (see Proposal 2); (iii) to approve an investment advisory agreement for each successor Fund; (iv) to approve fundamental investment restrictions for the successor Funds, which if Proposal 4 and/or 5 are approved, would be the same as those contained in such proposals and (v) to approve administration, preferred administration and service plans, as applicable, for each of the Funds. If the Conversions are approved but any of the other proposals is not approved by a Fund's shareholders, the Fund as sole shareholder of the successor Fund will vote to approve the existing forms of advisory contracts or fundamental restrictions, as the case may be.

SUMMARY OF THE PLAN OF REORGANIZATION

        The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plans of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Appendix D.

        In order to accomplish the Conversions, a Delaware business trust will be formed. On the closing date of the Conversion (the "Closing Date"), each current Fund will transfer all of its assets to its corresponding successor Fund in exchange for the assumption by the successor Fund of all the liabilities of that current Fund and the issuance to that current Fund of shares of beneficial interest of that successor Fund ("successor Fund shares") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of that current Fund's net assets. Immediately thereafter, each current Fund will liquidate and distribute successor Fund shares to each current Fund shareholder's account pro rata in proportion to such current Fund shareholder's beneficial interest in his or her current Fund ("current Fund shares") in exchange for his or her current Fund shares. In these exchanges, a successor Fund will issue the appropriate number of successor Fund shares of each class of shares that is currently outstanding, so that the current Fund will distribute, and holders of a particular class of current Fund shares will receive, successor Fund shares of the same class. As soon as practicable after this distribution of successor Fund shares, each current Fund will be wound up and terminated. A confirmation will be mailed to each current Fund shareholder of the number of successor Fund Shares registered to the shareholder's account. Certificates evidencing full or fractional successor Fund shares will not be mailed to shareholders. UPON COMPLETION OF THE CONVERSION, EACH CURRENT FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUIVALENT IN NUMBER, CLASS AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES IMMEDIATELY BEFORE THE CONVERSION.

        The Trustees of the Delaware Trust will hold office indefinitely except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by a majority of the other Trustees; (iii) any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (iv) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. If a vacancy occurs for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there normally will be no meeting of shareholders for the purpose of electing Trustees.

        Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversions will become effective at the close of business on April 30, 1997 or as soon thereafter as possible.

        If, at any time before the Closing Date of the Conversions, the Trustees determine that it would not be in the best interest of the Massachusetts Trust or its shareholders to proceed with the Conversions the Conversions will not go forward, notwithstanding the approval of the Conversions by the shareholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plans of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund shareholders.

EXPENSES OF THE CONVERSIONS.

        Each Fund will bear its own expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with solicitation of proxies. In the event that the Conversions are completed, such expenses will be assumed by each successor Fund. It is currently estimated that the aggregate expenses of the Conversions will be approximately _____________, which will be allocated among the Funds, the other series of the Massachusetts Trust and the series of GST and GSEP.

TAX CONSEQUENCES OF THE CONVERSIONS

     It is a condition to the consummation of the Conversions that the Massachusetts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Hale and Dorr LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to effect that, among other things, for federal income tax purposes, each conversion will constitute a reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current fund, each successor Fund and the shareholders of each current Fund upon (1) the transfer of a current Fund's assets to the corresponding successor Fund in exchange solely for such successor Fund's shares and the assumption by such successor Fund of that current Fund's liabilities or (2) the distribution in liquidation by the current Fund of such successor Fund shares to the current Fund shareholders in exchange for their current Fund shares. The opinion will further provide, among other things, that (i) the tax basis of the successor Fund shares to be received by each current Fund shareholder will be the same as that of his or her current Fund shares surrendered in exchange therefor and (ii) each current Fund shareholder's tax holding period for his or her successor Fund shares will include such shareholder's tax holding period for the current Fund shares surrendered in exchange therefor, provided that such current Fund shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

        The Delaware Trust's transfer agent will establish accounts for all current Fund shareholders containing the appropriate number and class of successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds for each shareholder. No action by a shareholder will be necessary in order to continue any automatic exchange plans, rights of accumulation, letters of intent, automatic investment plans or retirement plans currently maintained by a current Fund shareholder.

TRANSFER AGENT AND CUSTODIAN

        Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, currently serves as transfer agent for the Massachusetts Trust and will serve in the same capacity for the Delaware Trust.

        State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, currently acts as the custodian for the Massachusetts Trust and will serve in the same capacity for the Delaware Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are presently the independent public accountants for the Massachusetts Trust, and will continue to be the independent public accountants for the Funds, subject to required approvals (see also Proposal 2).

SERVICE, PREFERRED ADMINISTRATION AND ADMINISTRATION PLANS

        The Delaware Trust will adopt service plans with respect to the service shares, administration plans with respect to the administration shares and preferred administration plans with respect to preferred shares of each successor Fund. The content of each plan will be identical, in all material respects, including fees, to the Funds' existing plans. Pursuant to the new plans, the Delaware Trust on behalf of each successor Fund will assume the corresponding current Fund's obligations under agreements with Service Organizations.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

        The following is a summary of certain provisions of the Delaware Trust Instrument.

        Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares which represent interests in separate portfolios of investments, including the successor Funds. The Delaware Trust is authorized to issue multiple classes of such series. The Massachusetts Declaration of Trust permits the issuance of separate series and classes of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees are authorized to divide each series of shares into separate classes, which represent a pro rata interest in the same series and are entitled to the same rights, except as provided by the Trustees. The successor Funds would initially have the same classes of shares, which would be entitled to the same rights, as the classes of the current Funds. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior shareholder approval.

        Limitations on Derivative Actions. In addition to the provisions of Delaware law, the Delaware Trust Instrument provides that a shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Delaware Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. No similar provisions are applicable to the Massachusetts Trust.

        Shareholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Delaware Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.

     The voting provisions of the Delaware Trust Instrument differ from those of the Massachusetts Declaration of Trust in several important respects. The Massachusetts Trust is not authorized to use dollar based voting. Instead, each shareholder has one vote for each share held, regardless of its net asset value per share. This can have the effect of providing series with a lower net asset value per share, such as money market funds with a voting interest that is disproportionate to their economic interest. Also, a greater number of matters require approval by the shareholders of the Massachusetts Trust. The Massachusetts Declaration of Trust, in addition to the matters requiring approval of shareholders of the Delaware Trust, requires shareholder approval of the reorganization or termination of the Massachusetts Trust or any of its series, with respect to certain legal proceedings and with respect to certain amendments to the Declaration of Trust.

        Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust. The Massachusetts Trust provides a similar degree of indemnification of Trustees.

        The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

        Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Delaware Trust, series or class or affecting assets of the type in which it invests; or
(iii) economic developments or trends having a significant adverse impact on their business or operations. The Massachusetts Declaration of Trust permits the Trustees to terminate the Massachusetts Trust only with shareholder approval.

        Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument authorizes the Trustees without shareholder approval to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master feeder structure by investing all or a portion of the assets of a series of the Delaware Trust in the securities of another open-end investment company (see proposal 4). The reorganization, including conversion to a master-feeder structure (unless proposal 4 is adopted), of the Massachusetts Trust would require shareholder approval.

        Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to shareholders. Amendments to the Massachusetts Declaration of Trust, with certain limited exceptions, require approval of shareholders.

        Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust. The Series Trustees have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class, but have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not permit the election of separate Trustees for a series or class. The Trustees are not considering the appointment of Series Trustees for the Delaware Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

SHAREHOLDER LIABILITY

        Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a shareholder of a Delaware business trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust shareholders to liability. To offset this risk, the Delaware Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees and
(ii) provides for indemnification out of the property of the Delaware Trust of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware business trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Delaware Trust itself is unable to meet its obligations. In the light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust shareholder is extremely remote.

        Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles shareholders of a Massachusetts business trust to the same limitation of liability as is extended to shareholders of a Massachusetts corporation. Shareholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, GSAM believes the risk of shareholder liability is also remote for shareholders of the Massachusetts Trust.


LIABILITY OF TRUSTEES

     The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.



                                  PROPOSAL 4
                                  ----------

  APPROVAL OF AN INVESTMENT POLICY PERMITTING EACH FUND TO INVEST ALL ITS ASSETS IN A SINGLE OPEN-END MUTUAL FUND; AND APPROVAL OF A CORRESPONDING
              AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST

GENERAL

        The Trustees have approved, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit each Fund to pool its assets with other funds, in a single portfolio (the "Pooled Fund"). The Delaware Trust Instrument permits investment of all of a Fund's assets in a Pooled Fund, but if this proposal is not adopted, the Funds would not be able to take advantage of such flexibility. If the proposal is approved, each Fund will be authorized to invest substantially all of its assets in a corresponding Pooled Fund that would invest in the same type of securities (and have the same objective, restrictions and policies) as the Fund. The primary purpose of pooling would be to achieve operational efficiencies. Approval of the fundamental investment policy would also constitute approval of an amendment to the Massachusetts Declaration of Trust that would permit investment in a Pooled Fund without further shareholder approval.

        Background. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment. For example, funds offering different types of shareholder services might pool their investments. This structure allows several funds with different features, but the same investment objective, restrictions and policies, to combine their investments instead of managing them separately. A Fund would combine its investments with those of other funds by investing all of its assets in the same Pooled Fund, which would be organized and registered as an open-end management investment company (a mutual fund).

     Purpose of the Proposal. GSAM regularly reviews various options for structuring mutual funds to take maximum advantage of potential efficiencies. The Funds currently take advantage of the ability to issue multiple classes of shares, which offer many of the same advantages as investing in a Pooled Fund. While neither the Trustees nor GSAM have determined that any Fund should invest in a Pooled Fund, the Trustees believe that it could be in the best interests of the Funds to adopt such a structure to allow for investing by one or more of the Funds in a Pooled Fund at a future date without the cost of again obtaining shareholder approval.

        At present, some of the Funds' fundamental investment restrictions and policies prevent a Fund from investing all of its assets in another investment company, and require a vote of shareholders of the Fund before such a master-feeder structure could be adopted. Similarly, the Massachusetts Declaration of Trust requires shareholder approval of any transaction involving the sale of substantially all of the assets of a Fund to the Pooled Fund. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders of each Fund vote to permit the assets of such Fund to be invested in a Pooled Fund, without an additional vote of Fund shareholders, if the Trustees determine the adoption of a master-feeder structure to be in the best interest of the Fund and its shareholders. If shareholders approve this Proposal, any fundamental and non-fundamental restrictions and policies of the Funds that currently prohibit investment in shares of a single investment company would be appropriately modified to permit investment in Pooled Funds. These policies include, for example, a Fund's restrictions on investments in: the securities of any one issuer; securities of any issuer if more than

10% of such issuer's voting securities are held by a Fund; companies for purposes of control; and issuers in any one industry; as well as the restriction concerning acting as an underwriter.

        A Fund's methods of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the Fund would be managed as part of a larger pool. If a Fund invested all of its assets in a Pooled Fund, it is currently anticipated that the Fund would hold only a single investment security and the Pooled Fund would directly invest in individual investment securities. The investment advisory and administrative services provided to a Fund by GSAM or its affiliates would continue to be provided at the same or lower aggregate cost, but the investment advisory services would be provided to and paid for by the Pooled Fund rather than the Fund. The Pooled Fund would be managed by GSAM or an affiliate. The Trustees would retain the right to withdraw the Fund's investment from the respective Pooled Fund at any time. The Fund would then resume investing directly in securities as it does currently.

        At present, the Trustees are not considering any proposal to adopt a master-feeder structure. The Trustees will authorize investing a Fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of a Fund and its shareholders and if they determine that the investment will not have material adverse tax or other consequences to the Fund or the shareholders. In determining whether a Fund should invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would increase costs to shareholders; unless, of course, they perceive a corresponding increase in benefits to shareholders. There is no assurance that cost reductions or increased efficiencies will be achieved.

     GSAM or its affiliates may benefit from the use of a Pooled Fund if overall assets are increased since GSAM's fees under the existing investment advisory agreements are based on assets under management. Also, GSAM's or its affiliates' expenses of providing investment advisory and other services to a Fund may be reduced. If a Fund's investment in a Pooled Fund were to reduce the expenses of GSAM or its affiliates (as the case may be) materially, the Trustees would consider whether a reduction of the management fee paid to GSAM or its affiliates (as the case may be) would be appropriate.

PROPOSED FUNDAMENTAL POLICY

        In order to permit one or more of the Funds to invest in a Pooled Fund at a future date, the Trustees recommend that the shareholders of each Fund adopt the following fundamental policy:

        Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

PROPOSED AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST

        In order to permit the Trust to invest in a Pooled Fund at a future date, the Trustees recommend that the shareholders adopt the following amendment to the Massachusetts Declaration of Trust:

        Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund."

BOARD OF TRUSTEES EVALUATION AND RECOMMENDATION

        At a meeting held on January 28, 1997, after considering the matters discussed above and other matters deemed to be relevant, the Trustees, including the Independent Trustees, unanimously adopted, and voted to recommend to the shareholders that they adopt, (a) the proposed new fundamental investment policy and (b) the amendment to the Massachusetts Declaration of Trust that would permit any Fund, subject to future review by the Trustees, as described above, to invest all of its assets in an open-end investment company with substantially the same investment objectives, restrictions and policies as the Fund. In taking such action and making such recommendations, the Trustees took into consideration that the proposed modifications may provide operational efficiencies and facilitate the introduction of new Goldman Sachs mutual funds and, thereby, increase the investment options available to shareholders. The Trustees believe that the ability to use a master-feeder structure may be beneficial to present shareholders of the Funds as well as potential investors.

        Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the Trustees, officers, investment programs and services or operations that are described in the Funds' current Prospectuses and this Proxy Statement.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN A SINGLE OPEN-END INVESTMENT COMPANY AND APPROVE A CORRESPONDING AMENDMENT TO THE DECLARATION OF TRUST.


REQUIRED VOTE

        Approval of the proposal to adopt the new fundamental investment policy requires the vote of a 1940 Act Majority of the shares (described in Proposal 2) of each Fund voting separately. Approval of the amendment to the Massachusetts Declaration of Trust requires the vote of a majority of the shares of the Trust voting together as a single class. If any proposal is not approved by one or more of the Funds, the Trustees will consider what further action, if any, will be taken.

                              PROPOSALS 5(A)-(K)
                              ------------------

          PROPOSED AMENDMENT AND RESTATEMENT OF THE FUNDS' INVESTMENT
                                 RESTRICTIONS

GENERAL

        The Trustees recommend to shareholders of each Fund that they approve proposals to amend and restate each Fund's investment restrictions. These investment restrictions are fundamental policies that may be changed by a Fund only with the approval of a majority of the outstanding shares of that Fund. The restated investment restrictions, assuming that each of the proposed amendments is adopted, are set forth in Appendix E to this Proxy Statement.

        One reason for the proposals is to adopt insofar as possible a uniform statement of investment restrictions for the mutual funds advised by Goldman Sachs or an affiliate thereof, as well as for funds that may be created in the future. Such uniformity would facilitate comparison of different funds' investment restrictions as well as administration of the restrictions. The proposals would also result in a clearer and simpler statement of these restrictions.

        Another reason for restating the Funds' investment restrictions is to delete the policies adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company practices and investments. The states no longer have the power to enforce these restrictions, and the elimination of the restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Fund's portfolios.

        The final reason for restating the Funds' investment restrictions is to recharacterize certain previously adopted fundamental policies as non-fundamental. Certain of the investment restrictions are being liberalized to the extent permitted under the 1940 Act. This recharacterization and liberalization will grant the Trustees the ability to change these non-fundamental policies as needed, without seeking approval from shareholders.

        The following is a summary of the proposed changes to each of the investment restrictions. The restrictions are summarized individually below, and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that shareholders approve each of the proposals.

PROPOSAL 5(a):  INVESTMENT POLICY ON ISSUER DIVERSIFICATION

        To be diversified under the 1940 Act, a Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies. The proposal simplifies the contents of the current restrictions without changing their substance. As proposed, the restriction would require diversification only to the extent required under the 1940 Act. Additional diversification requirements are imposed upon the Funds to be treated as money market funds and as regulated investment companies for federal tax purposes. These requirements are not required to be reflected in the proposed investment restrictions and will not be affected by the proposal. The Trustees propose that each Fund adopt the following investment restriction in lieu of its current fundamental policy:

        The Fund may not make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

PROPOSAL 5(b):  INVESTMENT POLICY ON INDUSTRY CONCENTRATION

     The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, stating whether or not more than 25% of the investment company's assets may be invested (concentrated) in the securities of issuers in any one industry. Except for Financial Square Money Market Fund and Financial Square Money Market Plus Fund (which, as a matter of fundamental policy, concentrate their investments in bank obligations), each of the Funds has adopted a fundamental policy prohibiting it from investing 25% or more of its total assets in the securities of issuers in any one industry. The foregoing limitation does not apply to U.S. Government securities and obligations issued by banks. The proposal also would clarify that the Financial Square Money Market and Financial Square Money Market Plus Funds' concentration policy applies to obligations guaranteed by banks and not merely to obligations issued by banks. The proposal clarifies the content of the current policies without changing their substance. The Trustees propose that each Fund adopt the following investment policy in lieu of its current fundamental policy:

        The Fund may not purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Financial Square Money Market Fund and Financial Square Money Market Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Financial Square Money Market Fund and Financial Square Money Market Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of Financial Square Money Market Fund and Financial Square Money Market Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations. For purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

PROPOSAL 5(c): INVESTMENT POLICIES ON BORROWING, MARGIN PURCHASES AND PLEDGING ASSETS

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on borrowing. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33 1/3% of its total assets. The Trustees recommend that the Funds adopt a borrowing policy that permits borrowing to the maximum extent permitted by the 1940 Act. Adoption of a more liberal policy does not mean, however, that the Funds intend to borrow and incur the extra costs and risks of leveraging the Funds.

        Each Fund also has a fundamental investment policy limiting the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Each Fund's current fundamental policy prohibits the Fund from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases.

        As restated, the Funds' restriction on borrowing and margin purchases would provide as follows:

        The Fund may not borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

        The Funds' fundamental policy on pledging their assets was a requirement imposed by state securities laws that no longer applies to the Funds. Consequently, it is proposed that such restriction be eliminated.

PROPOSAL 5(d):  INVESTMENT POLICY ON LOANS

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on loans. The proposal clarifies the contents of the Funds' current policies on loans without changing their substance. The Trustees propose that each Fund adopt the following investment policy in lieu of its current fundamental policy:

        The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

PROPOSAL 5(e):  INVESTMENT POLICY ON UNDERWRITING

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by others. The proposed restatement of the Funds' policy, which does not represent a material change in investment policy, would prohibit the Funds from underwriting the securities of others (which is not a part of the normal activities of a mutual fund). As restated, each Fund's investment restriction would provide as follows:

        The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

PROPOSAL 5(f):  INVESTMENT POLICY ON REAL ESTATE AND OIL AND GAS

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The existing restriction on investment in oil and gas interests was imposed by state law and is no longer required. While no Fund intends to invest in such interests, it is proposed that the restriction on oil and gas interests be eliminated. The proposed real estate policy does not represent a material change in investment policy for any Fund except that it permits each Fund to invest in securities issued by real estate investment trusts. Despite this change to the restriction, no Fund currently intends to invest in such securities. As restated, each Fund's investment restriction would provide as follows:

        The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

PROPOSAL 5(g):  INVESTMENT POLICY ON COMMODITIES

        The 1940 Act requires that the Funds have a fundamental investment policy regarding investments in commodities. As money market funds, the Funds do not invest in commodities or commodity contracts. The Funds do not intend in the future to invest in physical commodities but wish to have the flexibility to invest in financial futures to the extent that such instruments are consistent with the Funds' treatment as money market funds. Any financial futures contract or related option is considered to be a commodity contract. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodity contract. The proposal would also permit the Funds' investment restrictions with respect to commodities to be consistent with those of the other funds in the Goldman Sachs Group of Funds.

        As amended, the Funds' investment restriction with respect to commodities would be as follows:

        The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

PROPOSAL 5(h):  INVESTMENT POLICY ON SENIOR SECURITIES

        The 1940 Act restricts the ability of an open-end investment company to issue "senior securities" as defined in the 1940 Act and requires that an investment company adopt a fundamental policy with respect to the issuance of such securities. The proposed amendment would clarify that the Funds are permitted to issue senior securities to the extent permitted by applicable law. As discussed above, under the 1940 Act an open-end fund is not permitted to issue senior securities except for borrowings from banks. In addition to permitting the borrowing contemplated above, the amendment clarifies that the Funds do not consider certain investment practices to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. As amended, the investment restriction of each Fund would provide as follows:

        The Fund may not issue senior securities to the extent such issuance would violate applicable law.

PROPOSAL 5(i): INVESTMENT RESTRICTION CONCERNING SHORT SALES OF SECURITIES

        Each Fund has a fundamental investment restriction prohibiting the Fund from making short sales or maintaining a short position. Under the 1940 Act, restrictions on short sales are not required to be fundamental. Therefore, the Trustees are recommending that shareholders vote to eliminate the Funds' prohibition on short sales and the maintenance of short positions as a fundamental restriction.

        In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. If this proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental investment restriction that is substantively identical to the Funds' current fundamental restriction on short sales and the maintenance of short positions. By making the restriction non-fundamental, the Trustees will be able to change the restriction in the future (if they determine that a change is appropriate) without obtaining shareholder approval. This will give the Funds greater flexibility to adapt to market changes, including changes in the investment products available to the Funds.

PROPOSAL 5(j):  INVESTMENT POLICY ON OPTIONS

        To comply with state securities laws in effect at the time of its organization, each Fund adopted a fundamental restriction limiting the Fund's ability to invest in or write put and call options. This restriction is no longer required, is obsolete and is inconsistent with the investment restrictions of all of the other funds in the Goldman Sachs Group of Funds. While the elimination of this investment restriction will not have any immediate impact upon the Funds' investments, it will permit the Trustees in the future to allow the Funds to engage in such activities without shareholder approval in the event that options become an appropriate investment for the Funds.

PROPOSAL 5(k):  INVESTMENTS TO EXERCISE CONTROL

        The Funds have a fundamental policy not to invest in companies for the purpose of exercising control or management. Although the Funds have no intention of investing for such purpose, this restriction is not required by the 1940 Act and is no longer required by state law. Consequently, the Trustees recommend that it be eliminated.

TRUSTEES' RECOMMENDATION

The Trustees believe that each proposed amendment to the Funds' investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the restrictions.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDED INVESTMENT RESTRICTIONS.

REQUIRED VOTE

        Approval of each proposed amendment to a Fund's fundamental investment restrictions requires the affirmative vote of a 1940 Act Majority of that Fund's outstanding shares. If a proposed amendment is not approved with respect to a Fund, the current investment restriction will continue in effect unchanged for that Fund.

                                  PROPOSAL 6
                                  ----------

            APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT
                           AGREEMENTS FOR THE FUNDS

                                    GENERAL

        At the meeting of the Trustees held on January 28, 1997, the Trustees, including the Independent Trustees, voted to approve, and to recommend that the shareholders of each of the Funds approve, the adoption of amended and restated investment advisory agreements (the "Management Agreements"), each in the form attached to this Proxy Statement as Appendix F.

        The terms of the Management Agreements are substantially identical to those of the Funds' existing investment advisory agreements (the "Existing Advisory Agreements"), except that each Management Agreement provides for: (1) the affected Fund's investment adviser to provide the Fund with administrative services and (2) an increase in the Fund's investment advisory fee rate. This increase is equal to the fee rate currently payable by the Fund pursuant to a separate administration agreement between it and Goldman Sachs Asset Management ("GSAM") (each an "Administration

Agreement"). If shareholders approve this proposal, the Administration Agreements will be terminated. CONSEQUENTLY, THE OVERALL SERVICES PROVIDED AND FEES PAID UNDER THE MANAGEMENT AGREEMENTS WILL BE IDENTICAL TO THE SERVICES PROVIDED AND FEES PAID CURRENTLY UNDER THE EXISTING ADVISORY AGREEMENTS AND ADMINISTRATION AGREEMENTS. The Funds will continue under the Amended and Restated Agreement to be managed by GSAM.

        Replacing each Fund's Existing Advisory Agreement and Administration Agreement with a Management Agreement that covers both advisory and administrative services will bring the Funds' contractual arrangements into conformity with those of the other funds in the Goldman Sachs Group of Funds. The Trustees expect such conformity to benefit the Funds by facilitating legal compliance by the Funds and GSAM and eliminating the possibility that differences in wording will cause contractual provisions to be interpreted differently even though they were intended to have the same meaning. The Trustees also expect that combining advisory and administrative fees will improve investors' ability to compare the Funds' expenses with those of other mutual funds that do not pay separate advisory and administration fees. The Trustees have determined that adopting the Management Agreements for these purposes is appropriate and beneficial to the Funds.

        Set forth below is a description of material similarities and differences between (1) the Management Agreements and (2) the Existing Advisory Agreements and the Administration Agreements, as well as certain additional information. The description of the Management Agreements is qualified in its entirety by reference to Appendix F.

                MATERIAL SIMILARITIES AND DIFFERENCES BETWEEN
                  THE MANAGEMENT AGREEMENTS AND THE EXISTING
                    ADVISORY AND ADMINISTRATION AGREEMENTS

SERVICES PROVIDED

        Under the Existing Advisory Agreements and the Management Agreements, GSAM determines what securities are purchased, held and sold by the Funds, subject to their respective investment objectives, policies and restrictions and to such policies and instructions as the Funds' Trustees may establish. This involves providing the Funds with investment research, advice and supervision. GSAM also is responsible for maintaining books and records with respect to the securities transactions and for providing the Trustees with periodic and special reports.

        Under the Management Agreements, GSAM will also: (i) supervise all non-advisory operations of each Fund; (ii) provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for at the Fund's expense (a) the preparation for the Fund of all required tax returns,
(b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectus and statement of additional information and the preparation of reports in each case to be filed with the SEC and other regulatory authorities; (iv) maintain all of the Fund's records; and
(v) provide the Fund with office space and all necessary office equipment and services.

        Each Fund currently receives the administrative services described in the preceding paragraph from GSAM pursuant to the Fund's Administration Agreement with GSAM. If shareholders approve this proposal, each Fund will receive these services pursuant to its Management Agreement with GSAM.

FEES AND EXPENSES

        The fee rate payable by each Fund under its Management Agreement is identical to the aggregate advisory and administration fee rate payable by each Fund under its Existing Advisory Agreement and Administration Agreement. THUS, SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN A fUND'S EXPENSES. Set forth below are the advisory and administration fees, expressed in dollars and as a percentage of the Fund's average daily net assets, to which GSAM, as investment adviser, and GSAM, as administrator, was entitled for the Fund's most recently completed fiscal year (unaudited):

                              Advisory                   Administration             Total Management
Fund                             Fee                          Fee                         Fees
----                          --------                   --------------             ----------------
Treasury Obligations Fund*      $1,818,606   .075%    +   $3,152,251    .13%    =     $4,970,857  .205%
Prime Obligations Fund*          3,751,896   .075%    +    6,503,286    .13%    =     10,255,182  .205%
Government Fund*                   961,772   .075%    +    1,667,071    .13%    =      2,628,843  .205%
Money Market Fund*               2,295,370   .075%    +    3,978,642    .13%    =      6,140,476  .205%
Tax-Free Money Market Fund*        420,502   .075%    +      728,870    .13%    =      1,109,231  .205%

------------------------

* Due to voluntary fee reductions by GSAM, each Fund currently is paying advisory fees at rates lower than the fee rates to which GSAM was entitled for the Funds' fiscal year ended December 31, 1996. These voluntary fee reductions may be modified or terminated at any time, but will not be affected by shareholder approval of this proposal.

        The Management Agreements require each Fund to pay the percentage of its average daily net assets shown under the column "Total Advisory and Management Fees" to GSAM for both advisory and administrative services. See Appendix G for a list of other mutual funds that are advised by GSAM (including their advisory fees) and have investment objectives similar to those of the Funds.

        Under the Existing Advisory Agreements and the Administration Agreements, GSAM pays all costs that it incurs in connection with the performance of advisory and administrative services under the respective agreements, except for the costs of preparing the Funds' tax returns, preparing and transmitting reports to Fund shareholders, periodically updating the Funds' prospectuses and statements of additional information and preparing reports to be filed with the SEC and other regulatory authorities (collectively, the "Additional Expenses"). Under the Administration Agreement, GSAM also pays all transfer agency fees and costs incurred by the Funds. If the Management Agreements are approved, transfer agency services would be provided by Goldman Sachs (currently anticipated to be at no additional cost) under a separate transfer agency agreement. Under the Management Agreements, GSAM will pay all costs that it incurs in connection with the performance of advisory and administrative services, except for the Additional

Expenses. Under the Existing Agreements and the Management Agreements, the Funds will pay all of their own expenses.

        Goldman Sachs serves as each Fund's principal underwriter pursuant to separate distribution agreements. These agreements will not be affected by shareholder approval of this proposal. The Funds did not pay any brokerage commissions to affiliates of GSAM during the year ended December 31, 1996.

STANDARD OF LIABILITY

        The contractual liability standard that currently applies to GSAM's performance of advisory and administrative services to the Funds will not change if the Management Agreements are approved by shareholders. Under both the Existing Advisory Agreements and Administration Agreements and the Management Agreements, GSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GSAM in the performance of its duties or from reckless disregard by GSAM of its duties and obligations under the agreement.


                            ADDITIONAL INFORMATION
                 RELATING TO THE EXISTING ADVISORY AGREEMENTS

        The Board of Trustees, including the Independent Trustees, most recently approved all the Funds' Existing Advisory Agreements at a meeting held on April 25, 1996. The date of each Fund's Existing Advisory Agreement and the date on which each such agreement was most recently approved by the affected Fund's shareholder(s) are set forth below.

                                                          Date Agreement Last
                                       Date of                Approved by
        Fund                          Agreement             Shareholder(s)
        ----                          ---------             --------------
        Treasury Obligations Fund      2/8/90*                12/31/94
        Prime Obligations Fund         2/8/90*                12/31/94
        Government Fund                2/8/90*                12/31/94
        Money Market Fund              2/8/90*                12/31/94
        Tax-Free Money Market Fund     2/8/90*                12/31/94

---------------

* The Existing Advisory Agreements for the Funds were amended on December 23, 1994.

        Each Fund's Existing Advisory Agreement was approved by its initial shareholder on the applicable date shown above in order to comply with the 1940 Act's requirement that investment advisory agreements be approved by shareholders.

TRUSTEES' RECOMMENDATIONS

        The Trustees believe that the replacement of the Funds' Existing Advisory Agreements and Administration Agreements with the Management Agreements is reasonable, fair and in the best interests of each Fund's shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL TO ADOPT THE APPLICABLE MANAGEMENT AGREEMENT.

VOTE REQUIRED

        The Funds will vote separately on Proposal 6. Adoption of the proposal as to any Fund requires a 1940 Act Majority of such Fund.

                            THE INVESTMENT ADVISER

        Goldman Sachs Asset Management is a separate operating division of Goldman Sachs and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry
M. Paulson. The principal occupation of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The principal business address of the executive officers and general partners is 85 Board Street, New York, New York 10004. The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP (.2%) and GSCLLC (.2%). GSGLP is also a parent of GSCLLC (99.8%). GSC is the sole general partner of GSGLP.

                            ADDITIONAL INFORMATION

OTHER BUSINESS

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

        The enclosed Proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the Proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

        In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 6 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Fund) present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

        A majority of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as shares that are present and entitled to vote with respect to each proposal, but will not be counted as a vote in favor of a proposal. Accordingly, an abstention from voting on a proposal has the same effect as a vote against the proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to the proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected a

Trustee pursuant to Proposal 1. However, in determining whether a proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority definition, a "broker non-vote" will have the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered outstanding shares.

MANNER AND COST OF PROXY SOLICITATION

        Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with the solicitation of proxies. The Funds will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of Goldman Sachs, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax.

        In addition to the solicitation of proxies by mail or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust, personnel of GSAM and the Transfer Agent or agents hired by the Transfer Agent for such purpose. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. A shareholder will be called on a recorded line at the telephone number shown in the Transfer Agent's records for the account and could be asked for the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special telephone number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

SHAREHOLDER PROPOSALS

        Neither the Trust nor the Delaware Trust is required, nor does either intend to, hold annual meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


February 13, 1997

                                  APPENDIX A

As of January 31, 1997, each Fund had the following number of shares of each class outstanding:

Fund                    Institutional   Administration   Service    Preferred
--------------------------------------------------------------------------------

FS Prime
Obligations Fund

FS Government
Fund

FS Treasury
Obligations Fund

FS Money Market
Fund

FS Tax-Free Money
Market Fund

                                  APPENDIX B

As of January 31, 1997, the following persons or entities owned beneficially or of record more than 5% of the outstanding Institutional, Administration, Service and Preferred Shares, as applicable, of each Fund:

        FS PRIME OBLIGATIONS FUND
        FS GOVERNMENT FUND
        FS TREASURY OBLIGATIONS FUND
        FS MONEY MARKET FUND
        FS TAX-FREE MONEY MARKET FUND

                                  APPENDIX C

The information as to beneficial ownership set forth in the chart below is based on statements furnished to the Funds by the Trustees. Each has all voting and investment powers with respect to the shares indicated. All of the information is as of January 31, 1997.

None of the Trustees beneficially owned individually nor did the Trustees beneficially own as a group more than of one percent of the outstanding shares of any of the Funds as of January 31, 1997.

Fund                    Bakhru   Smart   Springer   Strubel   Grip   Shuch   Ford   McPherson   McNulty
-------------------------------------------------------------------------------------------------------
FS Prime
Obligations Fund

FS Treasury
Obligations Fund

FS Government
Fund

FS Money
Market Fund

FS Tax-Free
Money Market
Fund

                                  APPENDIX D


                             AGREEMENT AND PLAN OF
                  REORGANIZATION, CONVERSION AND TERMINATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 28th day of January, 1997, by and between Goldman Sachs Money Market Trust, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Goldman Sachs Trust (the "Trust"), a Delaware business trust.

        This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of each class of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by each Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

        In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

        1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund (1) the Successor Fund shall assume all of the liabilities of such Fund, whether contingent or otherwise, then existing and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

        1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to each Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent accountants; (iii) approve an investment advisory agreement and, if applicable, a subadvisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement and, if applicable, a subadvisory agreement in effect with respect to the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of Shareholders to be held on April 1, 1997; (iv) approve distribution and authorized dealer service plans for the Class A Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class A Shares of the Fund; (v) approve distribution and authorized dealer service plans for the Class B Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class B Shares of the Fund; (vi) approve a preferred administration plan for the preferred administration shares, if any, of the Successor Fund in substantially the same form as the preferred administration plan currently in effect with respect to the Preferred Administration Shares of the Fund; (vii) approve an administration plan with respect to the Administration Shares, if any, of the Successor Fund in substantially the same form as the administration plan currently in effect for Administration Shares of the Fund; (viii) approve a service plan with respect to the Service Shares, if any, of the Successor Fund in substantially the same form as the service plan currently in effect for Service Shares of the Fund; and (ix) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of shareholders to be held on April 1, 1997. On or prior to the Closing Date, the Trust shall, on its own behalf or on behalf of the applicable Successor Fund, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, agreement with broker-dealers and Service Organizations and any other agreement pursuant to which services are rendered to the Registrant with substantially the same terms as the agreements to which the Registrant is a party as of the Closing Date or assume the Registrant's obligations under such agreements. The Trust shall also adopt, on its own behalf or on behalf of the applicable Successor Fund, on or prior to the Closing Date, all policies and procedures, in effect with respect to the Registrant or any of the Funds as of the Closing Date.

     1.4 As provided in paragraph 3.4, on the Closing Date each Fund will distribute in liquidation the Successor Fund Shares of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

     1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of Goldman, Sachs & Co. ("Goldman Sachs"), as the Trust's transfer agent.

     1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer. Any deferred sales charge payable with respect to any class of a Fund's shares will not be required to be paid as a result of the exchange described in paragraph 1.4 but will continue to be payable on the same basis with respect to the Shares of the Successor Fund.

        1.7 Fund Shareholders holding certificates representing their ownership of any class of Shares of a Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as Registrant may require (collectively, an "Affidavit"), to Registrant prior to the Closing Date. Any Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of any Shares of the Fund and shall instead evidence ownership of corresponding Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the applicable Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue share certificates in the Reorganization.

        1.8 The legal existence of each Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date.

2.      VALUATION

        2.1 The value of each Fund's net assets to be acquired by the Trust on behalf of the Successor Funds hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

        2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Fund's net assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

        2.3 All computations of value shall be made by State Street Bank and Trust Company (the "Custodian"), as custodian for the Funds and the Trust, or the Fund's investment advisor, in each case as required by the valuation procedures adopted by the Registrant.

3.      CLOSING AND CLOSING DATE

        3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 on April 30, 1997 ("Closing Date"), or at such other place or date on or prior to December 31, 1997 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Funds or at such other time and or place as the parties may agree.

        3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of a Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of that Fund is impracticable, the Closing with respect to that Fund shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

        3.3 Registrant shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Funds and the Trust, of the Funds' reorganizations as series of the Trust.

        3.4 Goldman Sachs, as transfer agent for the Funds, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to each Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to the Fund that such Successor Fund Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for a Fund shall be presented by such Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Fund to the Custodian for the account of its respective Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of each Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund's account maintained with the Custodian with immediately available funds.

4.      REPRESENTATIONS AND WARRANTIES

        4.1 Registrant represents and warrants, on behalf of itself and each Fund, as follows:

                4.1.A. Registrant is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Funds, to perform its obligations under this Agreement. Registrant is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Funds to any material liability or disability. Registrant has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of Registrant and the Funds as now being conducted. The Funds are duly established and designated series of Registrant;

                4.1.B. Registrant is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                4.1.C. Registrant is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which Registrant is a party or by which Registrant is bound;

                4.1.D. At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Funds required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

                4.1.E. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

                4.1.F. All issued and outstanding shares of Registrant and each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Registrant. Registrant does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest of Registrant or any Fund, nor is there outstanding any security convertible into any of such shares;

                4.1.G. The information to be furnished by Registrant for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

                4.1.H. At the Closing Date, Registrant, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

                4.1.I. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's shareholders;

                4.1.J. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

     4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

                4.2.A. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Successor Funds to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and the Successor Funds as now being conducted. The Successor Funds are duly established and designated series of the Trust;

                4.2.B. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;

                4.2.C. The Trust will cause each Successor Fund to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

                4.2.D. Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of the Successor Funds. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

                4.2.E. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

                4.2.F. The information to be furnished by the Trust with respect to the Successor Funds for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                4.2.G. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5.      COVENANTS OF REGISTRANT AND THE TRUST

        5.1 Registrant covenants that the Successor Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

        5.2 Registrant covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.

        5.3 Registrant will, on behalf of the Funds, from time to time as and when requested by the Trust on behalf of the Successor Funds, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Successor Funds, title to, and possession of, all the assets of each Fund to be sold, assigned, transferred and delivered to its corresponding Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.4 The Trust will, on behalf of the Successor Funds, from time to time as and when requested by Registrant on behalf of the Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Registrant may deem necessary or desirable in order to vest in, and confirm to, Registrant, on behalf of the Funds, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.5 The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;

        5.6 Subject to the provisions of this Agreement, the Trust and Registrant each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.7 As promptly as practicable, but in any event within 60 days after the closing date, Registrant shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of each Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to each Successor Fund as a result of
Section 381 of the Code. Such statement shall be certified by the President or Treasurer of Registrant.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT AND THE FUNDS

        The   obligations   of  Registrant  and  each  Fund  to  consummate  the
transactions provided for herein shall be subject to the performance by the Trust, on behalf of the Successor Funds, of all the obligations to be performed by the Trust and the Successor Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        6.1 All representations and warranties of the Trust and each Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

        6.2 The Trust shall have delivered on the Closing Date to Registrant a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to Registrant, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and each Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Registrant shall reasonably request.

Each of the foregoing conditions precedent may be waived by Registrant.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SUCCESSOR FUNDS

        The obligations of the Trust and each Successor Fund to consummate the transactions provided for herein shall be subject to the performance by Registrant, on behalf of the Funds, of all the obligations to be performed by Registrant and the Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        7.1 All representations and warranties of Registrant and each Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        7.2 Registrant shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities of each Fund, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of Registrant as to each Fund's portfolio securities and each Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

        7.3 Registrant shall have delivered to the Trust on the Closing Date a certificate executed in Registrant's name by its President or Vice President, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of Registrant and each Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

Each of the foregoing conditions precedent may be waived by the Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

        The obligations of Registrant, the Funds, the Trust and the Successor Funds are each subject to the further conditions that on or before the Closing
Date:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each Fund's Shareholders in accordance with applicable law;

        8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby;

        8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Funds, Registrant or the Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

        8.4 Registrant and the Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to Registrant and the Trust, substantially to the effect that for federal income tax purposes:

             8.4.A. The acquisition of all of the assets of each Fund by its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

             8.4.B. No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

             8.4.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

             8.4.D. The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

             8.4.E. The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

             8.4.F. Each Fund's Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Fund solely for Successor Fund Shares as part of the transaction;

             8.4.G. The tax basis of the Successor Fund Shares received by Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

             8.4.H. The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

Registrant and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the Reorganization.

        Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.4, may be waived by that party.

9.      BROKERAGE FEES AND EXPENSES

        9.1 The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

        9.2 Each Fund and each Successor Fund shall be liable for any expenses incurred by them in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.     ENTIRE AGREEMENT

        The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.     TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Trust and Registrant. In addition, either the Trust or Registrant may at its option terminate this Agreement at or prior to the Closing Date because:

             11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

             11.1.B. A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met .

             11.1.C. A majority of the members of the Board of Trustees of the Registrant determine that it is not in the best interest of the Funds or their shareholders to proceed with the transactions contemplated by this Agreement.

             11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust or Registrant, or their respective Trustees or officers, to the other party or its Trustees or officers.

12.     AMENDMENT

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval.

13.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        13.5 All persons dealing with the Trust, the Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

14.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Registrant or the Trust, each at 4900 Sears Tower, Chicago, Illinois 60606, Attention: Secretary.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.


        GOLDMAN SACHS TRUST, on behalf of the following series:

                By:
                   -------------------------
                Its:
                    ------------------------


        GOLDMAN SACHS MONEY MARKET TRUST
        on behalf of the following series:

                By:
                   -------------------------
                Its:
                    ------------------------

                                  APPENDIX E

                            FINANCIAL SQUARE FUNDS
                 AMENDED AND RESTATED INVESTMENT RESTRICTIONS

        The Trust may not on behalf of any Fund:

        (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

        (2) purchase securities if such purchase would cause more than 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. However, there is no limitation with respect to, and each Fund (other than Financial Square Money Market Fund and Financial Square Money Market Plus Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of Financial Square Money Market Fund and Financial Square Money Market Plus Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of the value of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry each of Financial Square Money Market Fund and Financial Square Money Market Plus Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

        (3) borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

        (4) make loans, except through (a) the purchase of debt obligations in accordance with each Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law.

        (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting.

        (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

        (7) invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

        (8) issue senior securities to the extent such issuance would violate applicable law.

        Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in securities of a single open-end investment company or a series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

                                  APPENDIX F

                             [GOLDMAN SACHS TRUST]
                      [GOLDMAN SACHS MONEY MARKET TRUST]
                               4900 Sears Tower
                            Chicago, Illinois 60606

                                                                  April 30, 1997


Goldman Sachs Asset Management
One New York Plaza,
New York, New York 10004



                             MANAGEMENT AGREEMENT
                             --------------------

Dear Sirs:

[Goldman Sachs Trust][Goldman Sachs Money Market Trust] (the "Registrant") has been organized as a [business trust under the laws of the State of Delaware] [business trust under the laws of the Commonwealth of Massachusetts] to engage in the business of an investment company. The shares of the Registrant ("Shares") may be divided into multiple series ("Series"), including the Series listed on Annex A (including any Series added to Annex A in the future, each a "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Board of Trustees. The Registrant on behalf of each Fund has selected you to act as the investment adviser and administrator of the Funds and to provide certain services, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Registrant agrees with you as follows:

        1. Name of Registrant. The Registrant may use any name including or
           ------------------
derived from the name "Goldman Sachs" in connection with a Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Registrant (to the extent that it lawfully can) will cause the Funds to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

     2. Sub-Advisers. You may engage one or more investment advisers which are
        ------------
either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Fund certain services set forth in Paragraphs 3 and 6 hereof, all as shall be set forth in a written contract to which the Registrant, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval by the vote of a majority of the Trustees who are not interested persons of you, the sub-adviser, or of the Registrant, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the Investment Company Act of 1940 Act, as amended (the "1940 Act").

        3.  Management Services.
            -------------------

        (a) You will regularly provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. You will determine from time to time what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund, and what portion of a Fund's assets shall be held uninvested as cash, subject always to the provisions of the Registrant's Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Registrant may from time to time establish.

        (b) Subject to the general supervision of the Board of Trustees of the Registrant, you will provide certain administrative services to each Fund. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Registrant's transfer agent), (i) provide supervision of all aspects of each Fund's operations not referred to in paragraph (a) above; (ii) provide each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Registrant's expense, (a) the preparation for each Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectuses and statements of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities;
(iv) maintain all of the Funds' records and (v) provide the Funds with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

     (c) You will also provide to the Registrant's Board of Trustees such periodic and special reports as the Board may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Registrant or the Funds in any way or otherwise be deemed an agent of the Registrant or the Funds.

     (d) You will maintain all books and records with respect to the Funds' securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a- 1 under the 1940 Act (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Registrant's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (e) You will notify the Registrant of any change in your membership within a reasonable time after such change.

     (f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

      4. Allocation of Charges and Expenses. You will pay all costs incurred by
         ----------------------------------
you in connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Funds, the services of such of your partners, officers and employees as may duly be elected officers or Trustees of the Registrant, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of any Fund other than those specifically allocated to you in this paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (i) organization expenses of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Fund); (vi) taxes or governmental fees; (vii) the fees and expenses of the transfer agent of the Registrant; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (ix) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Funds and registering the Registrant as a broker or a dealer; (x) the fees and expenses of Trustees of the Registrant who are not affiliated with you; (xi) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xii) the fees or disbursements of custodians of each Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Registrant insofar as they govern agreements with any such custodian; or (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Funds.

      5. Compensation of the Manager.
         ---------------------------
        (a) For all services to be rendered and payments made as provided in paragraphs 3 and 4 hereof, the Registrant on behalf of each Fund will pay you each month a fee at an annual rate equal the percentage of the average daily net assets of the Fund set forth with respect to such Fund on Annex A. The "average daily net assets" of a Fund shall be determined on the basis set forth in the Fund's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

        (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

     6. Avoidance of Inconsistent Position. In connection with purchases or
        ----------------------------------
sales of portfolio securities for the account of the Funds, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Funds the most favorable execution and net price available. It is also understood that it is desirable for the Funds that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Registrant's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Funds, you will act solely as investment counsel for such clients and not in any way on behalf of any Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of a Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers. In addition, you are authorized to take into account the sale of shares of the Registrant in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with you), provided that you believe that the quality of the transaction and the commission is comparable to what they would be with other qualified firms.

      7. Limitation of Liability of Manager and Fund. You shall not be liable
         -------------------------------------------
for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Registrant or the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as your employee or agent. The Fund shall not be liable for any claims against any other Series of the Registrant.

      8. Duration and Termination of this Agreement. This Agreement shall remain
         ------------------------------------------
in force as to each Fund until June 30, 1998 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Board of Trustees of the Registrant or of a majority of the outstanding voting securities of such Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice to the other party, be terminated in its entirety or as to a particular Fund at any time without the payment of any penalty, by the Board of Trustees of the Registrant, by vote of a majority of the outstanding voting securities of a Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

      9. Amendment of this Agreement. No provisions of this Agreement may be
         ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a Fund until approved by vote of the holders of a majority of the outstanding voting securities of such Fund and by a majority of the Board of Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Notwithstanding the foregoing, this Agreement may be amended at any time to add to a new Fund to Annex A provided such amendment is approved by a majority of the Board of Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement. This paragraph does not apply to any agreement described in paragraph 5(b) hereof, which shall be effective during the period you specify in a prospectus, sticker, or other document made available to current or prospective shareholders.

     10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     11. Miscellaneous. The captions in this Agreement are included for
         -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The name Goldman Sachs [Money Market] Trust is the designation of the Trustees for the time being under [an Amended and Restated Agreement and Declaration of Trust], [under a Declaration of Trust dated January 29, 1997] as amended from time to time, and all persons dealing with the Trust or a Funds must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Fund shall be liable for any claims against any other Series.

        If you are in agreement with the foregoing, please sign the form of acceptance on the Registrant counterpart of this letter and return such counterpart to the Registrant, whereupon this letter shall become a binding contract.

Yours very truly,


                      [GOLDMAN SACHS MONEY MARKET TRUST]
                             [GOLDMAN SACHS TRUST]


Attest:_______________________________          By:__________________________
        Michael J. Richman                          Douglas C. Grip
        Secretary of the Registrant                 President of the
                                                    Registrant



The foregoing Agreement is hereby accepted as of the date thereof.



                       GOLDMAN SACHS ASSET MANAGEMENT,
                      A DIVISION OF GOLDMAN, SACHS & CO.


Attest:_______________________________          By:___________________________
        Michael J. Richman                          David B. Ford
        Counsel to the Funds Group                  Managing Director

                                  APPENDIX G

                          OTHER MUTUAL FUNDS ADVISED
                       BY GOLDMAN SACHS ASSET MANAGEMENT

        Goldman Sachs Asset Management ("GSAM") provides investment advisory services to the following mutual funds with investment objectives similar to those of one or more of the Funds covered by this Proxy Statement.


Name of Fund                    Fund Asset Size         Management Fee Rate
------------                    (as of 12/31/96)        -------------------
                                ----------------
Prime Obligations Portfolio*    $1,263,578,096          .35%

Money Market Portfolio*            989,199,907          .35%

Government Portfolio*              824,933,951          .35%

Treasury Obligations Portfolio*    807,066,550          .35%

Treasury Instruments Portfolio*  1,230,605,683          .35%

Federal Portfolio*               3,290,630,275          .35%

Tax-Exempt Diversified
 Portfolio*                      1,602,460,813          .35%

* The management fee rates shown do not reflect the fact that GSAM has voluntarily agreed not to impose all or a portion of its advisory and administration fee and/or to reduce or otherwise limit the annual total operating expenses of these funds.

                       GOLDMAN SACHS MONEY MARKET TRUST

                    Institutional Liquid Assets Portfolios

                               4900 Sears Tower
                           Chicago, Illinois  60606

     This proxy is solicited on behalf of the Board of Trustees of the Goldman Sachs Money Market Trust for the Special Meeting of Unitholders (the "Meeting") to be held on April 1, 1997. The undersigned hereby appoints Pauline Taylor, Nancy Mucker, John Mosier and Michael Richman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Goldman Sachs Money Market Trust which the undersigned is entitled to vote at the Special Meeting of Unitholders to be held at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois, 60606 on April 1, 1997, at 9:00 a.m., Central Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Unitholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substituting for, if only one shall be so present, then that one shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

    PLEASE MARK VOTES                   For             Witheld         For All Except
[X] AS IN THIS EXAMPLE
1.    Election of nine Trustees.        [ ]              [ ]             [ ]
      INSTRUCTION To withheld authority
      to vote for
      any individual nominee,
      strike a line through his/her
      in the list below:

Ashok N. Bakhru, David B. Ford, David Grip, John P. McNulty,
Mary P. McPherson, Alan Shuch, Jackson W. Smart, William H.
Springer, Richard P. Strubel

2.    Ratification of
      the selection and                         For             Witheld         Abstain
      Arthur Anderson LLP as the                [ ]              [ ]             [ ]
      independent Appointments of the
      Trust/Corporation for
      the fiscal year ending
      December 31, 1997.

3.    Approval of an Agreement and
      Plan of Reorganization.                   [ ]              [ ]             [ ]

4a.   Approval of an amendment in
      the Portfolio's investment                [ ]              [ ]             [ ]
      restrictions to permit such the
      Fund to invest its assets in
      another open-end  investment
      company.

4b.   Approval  of an  amendment
      in the  Trust's  Declaration              [ ]              [ ]             [ ]
      of Trust to  permit
      investment of such Fund's assets
      in another open-end investment
      company.

                                                For             Withheld        Abstain

5a.   Investment Policy on issuer
      diversification                          [ ]               [ ]            [ ]

5b.   Investment Policy on
      Industry concentration                   [ ]               [ ]            [ ]

5c.   Investment Policies on
      Borrowing Margins and
      Pledging Assets                          [ ]               [ ]            [ ]

5d.   Investment Policy on
      Loans                                    [ ]               [ ]            [ ]

5e.   Investment Policy on
      Underwriting                             [ ]               [ ]            [ ]

5f.   Investment Policy on Real
      Estate and Oil and Gas                   [ ]               [ ]            [ ]

5g.   Investment Policy on
      Commodities                              [ ]               [ ]            [ ]

5h.   Investment Policy on
      Senior Securities                        [ ]               [ ]            [ ]

5i.   Investment restriction
      concerning Short Sales of
      Securities                               [ ]               [ ]            [ ]

5j.   Investment Policy on
      Options                                  [ ]               [ ]            [ ]

5k.   Investments to  Exercise
      Control                                  [ ]               [ ]            [ ]

                                For             Withheld        Abstain
6.    Approve Management
      Agreement.                [ ]                [ ]            [ ]

Please be sure to sign and date this Proxy.              Date

                                                        Please  sign  exactly  as your name
                                                        appears on this proxy, if joint owners,
                                                        EITHER may sign this proxy. When signing
                                                        as attorney,  executor,  administrator,
Shareholder  sign here                  Co-owner        trustee, guardian or corporate officer,
sign here                                               please give your full title.